    AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996

                                                      REGISTRATION NOS. 2-34420
                                                                       811-1930
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                        POST-EFFECTIVE AMENDMENT NO. 48                     [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 27                             [X]
                       (Check appropriate box or boxes)

                                ---------------

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                          (EXACT NAME OF REGISTRANT)

                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                          (NAME OF INSURANCE COMPANY)

               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02117
         (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

                                 617-578-2000
          (INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------

                                H. JAMES WILSON
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPY TO:

                            JOHN M. LODER, ESQUIRE
                                 ROPES & GRAY
                            ONE INTERNATIONAL PLACE
                       BOSTON, MASSACHUSETTS 02110-2624

It is proposed that this filing will become effective (check appropriate box)
 [_]immediately upon filing pursuant to paragraph (b) of Rule 485

 [_]on (date) pursuant to paragraph (b) of Rule 485

 [X]60 days after filing pursuant to paragraph (a)(1) of Rule 485

 [_]on May 1, 1996 pursuant to paragraph (a)(1) of Rule 485

 [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485

 [_]on (date) pursuant to paragraph (a)(2) of Rule 485

  Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The issuer filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1995 on February 16, 1996.

                           CROSS REFERENCE SHEET

 FORM N-3                                               CAPTION IN STATEMENT
 ITEM NO.           CAPTION IN PROSPECTUS             OF ADDITIONAL INFORMATION
 --------           ---------------------             -------------------------
 1        Cover Page
 2        Special Terms
 3        Highlights
          Per Unit Income and Capital Changes;
 4(a),(b) Financial Statements
 4(c)     Fund Performance
 5        Description of the Insurance Company and
          the Fund; Investment Objective, Policies
          and Restrictions
 6        Description of the Insurance Company and
          the Fund; Deductions and Expenses
 7        Deductions and Expenses
 8        Description of the Insurance Company and
          the Fund; The Variable Annuity Contracts;
          Voting Rights
 9        The Variable Annuity Contracts
 10       The Variable Annuity Contracts
          The Variable Annuity Contracts;
 11       Deductions and Expenses; Cover Page         Net Investment Factor
 12       The Variable Annuity Contracts
 13       The Variable Annuity Contracts; Federal
          Income Tax Status; Retirement Plans
          Offering Federal Tax Benefits
 14       Inapplicable
 15       Back Cover
 16                                                   Cover Page
 17                                                   Table of Contents
 18                                                   The Company
 19                                                   Investment Objective and
                                                      Policies
 20                                                   Management of the Fund
 21                                                   Investment Advisory and
                                                      Other Services
 22                                                   Portfolio Transactions
                                                      and Brokerage
                                                      Commissions
          The Variable Annuity Contracts;
 23       Deductions and Expenses
 24                                                   Inapplicable
 25(c)                                                Calculation of
                                                      Performance Data
 26                                                   Annuity Payments
 27                                                   Financial Statements

                           PROSPECTUS
                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           Individual Variable Annuity Contracts
                           ----------------------------------------------------
                           Offered by
                           New England Mutual Life Insurance Company
                           501 Boylston Street, Boston, Massachusetts 02116 617/578-2000

                               MAY 1, 1996

  This prospectus describes individual variable annuity contracts for use with various retirement plans that qualify for tax-benefited treatment under the Internal Revenue Code (the "Code"), for individual use and for use with plans and trusts not qualifying under the Code for tax-benefited treatment. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. Net purchase payments with respect to the contracts are invested in New England Variable Annuity Fund I (the "Fund"), a separate investment account of New England Mutual Life Insurance Company (the "Company"). The investment objective of the Fund is to obtain growth of capital through investment principally in equity securities of a diversified group of companies and industries.

  Although this prospectus describes the terms of the contracts, no new contracts are being offered at this time. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  This prospectus should be read carefully and retained for future reference. It sets forth information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund is contained in a Statement of Additional Information dated May 1, 1996, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page 24 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities, a wholly-owned subsidiary of the Company, serves as principal underwriter for the Fund.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
SPECIAL TERMS
-------------------------------------------------------------------------------

 As used in this prospectus, the following terms have the indicated meanings:

 Annuitant: the person on whose life the variable annuity contract is issued.

 Fund: a separate investment account of the Company through which amounts at-tributable to the variable annuity contracts offered hereby are set aside and invested.

 Payee: any person entitled to receive payment in one sum or under a payment option. The term includes (i) an Annuitant, (ii) a beneficiary or contingent beneficiary who becomes entitled to payments upon death of the Annuitant, and
(iii) in the event of surrender or partial surrender of the contract, the Contractholder.

 Contractholder: the person or entity with legal rights of ownership in a variable annuity contract.

 Deferred Contract: a variable annuity contract in which annuity payments are to commence on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments are to commence at a date agreed upon by the Company and the Contractholder, which date is normally the date the purchase payment is applied.

 Purchase Payments: amounts paid to the Company by or on behalf of the Annui-tant to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after first deducting any applicable state premium taxes and after further deducting sales and administrative expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract prior to application under a payment option.

 Annuity Period: the period commencing when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to measure the value of a con-tract before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to commence.

-------------------------------------------------------------------------------
                                  HIGHLIGHTS
-------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- This prospectus describes individual variable annuity contracts for individual use and for use with retirement plans, including the following plans that qualify for tax-benefited treatment: (1) retirement plans qualified under Section 401(a), 401(k), or 403(a) of the Code ("Qualified Plans"); (2) annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans"); (3) individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"); (4) eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and (5) governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  The basic objective of the contracts is to provide annuity payments that will tend to conform more closely than a fixed annuity would to changes in the cost of living. To this end, annuity payments under the contracts are based on the changing values of the assets held in the Fund.

  THE COMPANY -- The Fund is a separate investment account of New England Mutual Life Insurance Company (the "Company"). The Company and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. Upon consummation of the merger, the Fund will become a separate account of MetLife, and the contracts will thereafter be deemed to be variable annuity contracts issued by MetLife. The merger is not expected to have any adverse tax consequences on Contractholders.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership serves as investment adviser to the Fund for a fee equal to an annual rate of .3066 of 1% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. From each purchase payment there are first deducted any applicable state premium taxes, which currently range up to 2%. Deductions are then made from each after-tax purchase payment for sales and administrative expenses. Such expenses may aggregate up to 9.9% of the net purchase payment (9% of the after-tax purchase payment) for flexible payment deferred contracts and 8.7% of the net purchase payment (8% of the after-tax purchase payment) for single purchase payment deferred or immediate contracts. The deduction from any purchase payment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges are applicable in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- The Company is compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal, on an annual basis, to a maximum of .9490 of 1% for deferred contracts and .6935 of 1% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

  SURRENDER OF CONTRACT -- Before annuity payments are to commence, Contractholders may surrender their contracts without charge, for their cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

-------------------------------------------------------------------------------
                                 EXPENSE TABLE
-------------------------------------------------------------------------------

  The following table lists the charges and expenses incurred with respect to purchase payments invested under the contracts. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to assist you in understanding the various costs and expenses which you will bear, directly and indirectly, as a Contractholder.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                       FLEXIBLE PURCHASE     SINGLE PURCHASE
                                       PAYMENT CONTRACTS    PAYMENT CONTRACTS
                                       ----------------- -----------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments
 after deduction of any applicable
 premium tax)........................         6.0%          6.0% of first $5,000
                                                         3.75% of next $95,000
                                                         1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of
 purchase payments after deduction of
 any applicable premium tax).........  3.0% of first $46    2.0% of first $5,000
                                       2.0% of excess    0.25% of excess
Maximum Premium Tax Charge Imposed on
 Purchases (as a percentage of
 purchase payments)(2)...............         2.0%                 2.0%

ANNUAL EXPENSES
 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses......................................................... 0.09%
                                                                           ----
     TOTAL ANNUAL EXPENSES................................................ 1.35%

EXAMPLE (5)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $93    $120    $148     $229
For a single purchase payment deferred con-
 tract(6):                                      $93    $119    $148     $229

-------
NOTES:

(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if the Contractholder elects to transfer the proceeds of the contract from the Fund to the Company's general assets. (See "Fixed Payment Options.")

(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by the Company is 2%. In certain states, the premium tax may be deducted from the contract value when the contractholder elects to commence annuity benefits rather than from purchase payments as they are received. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) The percentages shown in the Annual Expenses portion of the table have been rounded off to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for such a contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")

(5) The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted from purchase payments. Also, all expense amounts have been rounded off to the nearest dollar.

(6) The minimum purchase payment for a single purchase payment contract is $2,000. However, no new contracts are being offered at this time.

                      PER UNIT INCOME AND CAPITAL CHANGES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  (The information in this table relating to the five most recent fiscal years has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon accompanies the financial statements of the Fund.)

                                                YEAR ENDED DECEMBER 31
                         ------------------------------------------------------------------------
                          1995   1994    1993   1992    1991   1990   1989   1988    1987   1986
                         ------ ------  ------ ------  ------ ------ ------ ------  ------ ------
Income and expenses:
 Total investment
  income................ $  .24 $  .29  $  .16 $  .25  $  .24 $  .16 $  .22 $  .32  $  .12 $  .12
 Operating expenses.....    .19    .16     .15    .14     .13    .10    .09    .09     .10    .07
                         ------ ------  ------ ------  ------ ------ ------ ------  ------ ------
 Net investment income.. $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23  $  .02 $  .05
                         ------ ------  ------ ------  ------ ------ ------ ------  ------ ------
Capital changes:
 Net investment income.. $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23  $  .02 $  .05
 Net realized and
  unrealized gains
  (losses) on
  investments...........   4.57  (1.08)   1.26   (.37)   3.35    .34   1.10   (.50)    .84   1.29
                         ------ ------  ------ ------  ------ ------ ------ ------  ------ ------
 Net increase (decrease)
  in
  accumulation unit
  value.................   4.62   (.95)   1.27   (.26)   3.46    .40   1.23   (.27)    .86   1.34
Accumulation unit value
 at
 beginning of period....  11.90  12.85   11.58  11.84    8.38   7.98   6.75   7.02    6.16   4.82
                         ------ ------  ------ ------  ------ ------ ------ ------  ------ ------
Accumulation unit value
 at end of period....... $16.52 $11.90  $12.85 $11.58  $11.84 $ 8.38 $ 7.98 $ 6.75  $ 7.02 $ 6.16
                         ------ ------  ------ ------  ------ ------ ------ ------  ------ ------
Ratio of operating
 expenses to
 average net assets (%).   1.35   1.26    1.26   1.25    1.26   1.26   1.26   1.26    1.26   1.25
Ratio of net investment
 income to
 average net assets (%).    .34   1.06     .11    .98    1.11    .69   1.72   3.39     .36    .82
Portfolio turnover (%).. 228.26 139.43  154.15 171.55  157.43 136.52 206.90 259.70  139.77 120.98
Number of accumulation
 units
 outstanding at end of
 period
 (in thousands).........  3,399  4,038   4,411  5,104   5,499  5,961  6,958  8,657   9,219  8,534


--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  The financial statements of the Fund and of the Company may be found in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               FUND PERFORMANCE
-------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 1995. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. One illustration deducts the maximum premium tax of 2% and then deducts the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. The other illustration does not deduct any premium tax but does deduct the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 1995 to arrive at the contract value. The average annual total return is the annual compounded rate of return which would produce the contract value on December 31, 1995.

                          AVERAGE ANNUAL TOTAL RETURN

                                                                     ASSUMING NO
                                                                     PREMIUM TAX
                                                                     -----------
                          Period Ending December 31, 1995
                             1 Year.................................    27.7%
                             5 Years................................    12.6%
                            10 Years................................    12.2%

                                 ASSUMING MAXIMUM
                                   PREMIUM TAX
                                     OF 2.0%
                                 ----------------
Period Ending December 31, 1995
   1 Year...................           25.1%
   5 Years..................           12.2%
  10 Years..................           11.9%

  Historical investment performance is also illustrated in the Fund's Annual and Semi-Annual Reports (the "Reports") by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

-------------------------------------------------------------------------------

DESCRIPTION OF THE COMPANY AND THE FUND
-------------------------------------------------------------------------------

 The Company, the first chartered mutual life insurance company in the United States, was organized in 1835 under the laws of The Commonwealth of Massachu-setts. The Company currently has assets of over $16 billion. It offers life insurance, annuity, accident and health insurance products and is licensed to do business in all states, the District of Columbia and Puerto Rico. The Company's Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.


 The Company and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of the Company and MetLife and receipt of certain regulatory approvals.

 Upon consummation of the merger, the Fund will become a separate account of MetLife. The Contracts will thereafter be deemed to be variable annuity con-tracts issued by MetLife.

 The Fund was established in 1969 by the Company as a separate investment ac-count in accordance with Massachusetts law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate ac-count" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct and that the income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without re-gard to other income and capital gains or losses of the Company. The obliga-tions arising under the variable annuity contracts are general corporate obli-gations of the Company.

 The Fund is managed by its Board of Managers, which is elected by the Contractholders. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act, in each case upon approval by a majority vote of the Contractholders and subject to any necessary approval of the Securities and Exchange Commission (the "SEC").

-------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
-------------------------------------------------------------------------------

 Each Contractholder makes one or more Purchase Payments to the Company. In the case of deferred contracts each Net Purchase Payment is credited in the form of Accumulation Units, while in the case of immediate contracts the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. The Company may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by the Contractholder in the contract application. After the first Purchase Payment is made, no further payments are required to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values (which are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value") and Annu-ity Unit Values (which are used to determine the number of Annuity Units cred-ited under a variable payment option upon annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period) are determined as of the close of regular trading on the New York Stock Ex-change (the "Exchange") on each day on which the Exchange is open for trading (a "Trading Day") by multiplying the then current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Fac-tor determined as of the closing of the Exchange on that day. In determining a Net Investment Factor, the Fund takes into account (i) the investment income paid or accrued on its assets since the previous de termination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses, respectively, during such period, and (ii) deductions for taxes, if any, paid or reserved against and arising from the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the cap-tion "Net Investment Factor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for imme-diate contracts will be different from the Net Investment Factor used to de-termine current Accumulation Unit Values during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts because different deductions attributable to mortality risk assumptions are made in respect of each type of contract.

 In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the principal exchange on each Trading Day. If there has been no reported sale on such day, then the value of such security is taken to be the last reported bid price on such day. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last reported sale price. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers or persons acting at their direction.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. Basis Upon Which Accumulation Units are Credited

 During the Accumulation Period each Net Purchase Payment is credited in the form of Accumulation Units. The number of Accumulation Units credited will be equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at the Company's Home Office.

2. Contract Value

 The value of a contract during the Accumulation Period is determined by mul-tiplying the total number of Accumulation Units then credited to the contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 During the Accumulation Period while the Annuitant is living, the Contractholder may surrender the contract for its value in cash or apply the value under a fixed or variable payment option. (See "Annuity Payment Options Available" and "General Limitations on Options.") The request for surrender must be in writing and must be received at the Company's Home Office prior to the earlier of the Maturity Date or the death of the Annuitant. Payment of surrender proceeds normally will be made within seven days, subject to the Company's right to suspend payments under certain circumstances described be-low. A partial surrender or withdrawal may also be made in the same manner. The Company is not required to permit a partial surrender or withdrawal which would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature dis-tributions from the Contracts before or after the date on which annuity pay-ments are to begin. (See "Federal Income Tax Status.")

 On receipt of a request for surrender, the Company will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at the Company's Home Office or, if payment is to be made under a payment option, such later date as may be specified in the surrender request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of its net as-sets, or during any other period permitted by the SEC for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement or termination of employment in all institutions of higher education.

 If contracts offered by this prospectus are issued in connection with retire-ment plans, reference should be made to each variable annuity contract and the terms of the applicable plan or trust with respect to limitations or restric-tions on surrender for cash or other forms of early settlement, and careful attention should be paid to tax consequences. (See "Federal Income Tax Sta-tus.")

4. Death Proceeds

 In the event that the Annuitant dies during the Accumulation Period under a deferred contract, the Company will pay to the beneficiary, upon receipt of due proof of death of the Annuitant, the contract's death proceeds equal to the greater of (i) the sum of all Purchase Payments made, without interest, adjusted for any partial surrenders, and (ii) the value of the contract next determined after the later of the date on which due proof of death is received at the Company's Home Office and the date on which written election of payment in one sum or under a payment option is received at the Company's Home Office. (See restrictions on payment options imposed by Section 72(s) of the Code, discussed below.)

 The death proceeds will be paid in cash or will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Pay-ment Options Available"), depending upon the election made by the Contractholder during the life of the Annuitant. Such an election, particu-larly in the case of contracts issued in connection with retirement plans qualifying for tax- benefited treatment, would be subject to any applicable requirements of Federal tax law. If the Contractholder has not made such an election, payment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after receipt by the Company of due proof of the death of the Annuitant. Whether and when such an election is made could affect when the contract's death proceeds are deemed to be received un-der the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (i) issued after January 18, 1985 and (ii) not for use with various retirement plans qualifying for tax-bene-fited treatment under the Code, must contain certain limitations on the period over which payments from the contract may be made upon the death of the Contractholder. Reference should be made to the contract for a description of these limitations. There are comparable rules to Section 72(s) that govern the timing of payments after the death of the Annuitant in the case of tax-bene-fited retirement plans. (See discussion under heading "Distributions from the Contract" on page 19 of this prospectus.)

 Deferred contracts subject to the law of Texas issued prior to May 1, 1978 contain a special death benefit provision. Reference should be made to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period, in the case of a deferred contract, commences when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If contracts offered by this prospectus are used in connection with retire-ment plans qualifying for tax-benefited treatment, reference should be made to the terms of the particular plan under which a contract is purchased. Such plan will ordinarily provide for a time by which benefits must commence, the period over which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 A. DEFERRED CONTRACTS

 In applying for a deferred contract the Contractholder ordinarily selects a retirement date (Maturity Date) on which annuity payments are to begin, and a form of payment option. (See "Annuity Payment Options Available.") Each of the annuity payment options may be selected on either a fixed or a variable basis or a combination thereof. The Contractholder may (within the limits of the re-tirement plan, if the contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form up to the date on which annuity payments would otherwise have begun and may surrender the contract in whole or in part on any date up to and including the Maturity Date.

 B. IMMEDIATE CONTRACTS

 Under immediate contracts annuity payments begin on a date mutually agreed upon by the Company and the

Contractholder. That date is normally the date the Purchase Payment is ap-plied. Under these contracts, only the Single Life Annuity and Joint Life An-nuity Options (see "Annuity Payment Options Available") are available and only on a variable payment basis. The purchaser of an immediate contract may, at any time prior to the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments under the contract. Payment of surrender proceeds will be made in the same manner as under de-ferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, bene-fits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of individual variable annuity contracts.

 Except as described below, the contracts use sex-neutral annuity rates ("Sex-Neutral Contracts"), including contracts purchased prior to the time when Sex-Neutral Contracts were first made available if annuity payments with respect to such contracts commenced after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or female. Sex-dis-tinct annuity rates continue to apply only to contracts for which annuity pay-ments commenced prior to August 1, 1983. (See "Variable Payment Options.")

 With respect to contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, benefits will be calculated on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When a Contractholder selects an annuity payment option (see "Annuity Payment Options Available" below), he or she may also choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination thereof. If the Contractholder does not select a payment option by the Maturity Date, variable payments will be made while the Payee is living but for at least ten years. (See "Annuity Payment Options Available" below.)

 A.FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. All pro-ceeds applied under fixed payment options will be transferred from the Fund to the Company's general assets, and will no longer participate in or be affected by the investment performance of the Fund.

 The applicable annuity purchase rates vary depending on the particular annu-ity payment option selected and on the age of the Payee (and, where sex-neu-tral annuity rates are not applicable, on the sex of the Payee) when the annu-ity payment option selected involves a life contingency.

 B.VARIABLE PAYMENT OPTIONS

 When a variable payment option has been elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at annuity pur-chase rates then in use by the Company for immediate contracts, or at the an-nuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at current Company variable annuity purchase rates.

 As in the case of fixed payment options, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates are not applicable, on the sex of the Payee) when the annuity payment option selected involves a life contingency. Under the variable payment options, however, payments will be subject to variation from month to month, depending upon the investment per-formance of the Fund.

 The amount of the basic payment level is determined by applying the applica-ble annuity purchase rates to the proceeds applied to provide the annuity. The dollar amount of the initial variable annuity payment will be at the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The higher the age of the Payee, the greater the basic payment level, because the Payee's life expectancy and thus the period of anticipated income payments will be shorter. Under contracts with sex-distinct purchase rates, a given contract value will purchase a higher basic payment for a male Payee than for a female Payee, reflecting the greater life expectancy of the female Payee. If the Contractholder has selected a payment option which provides for a refund at death of the Payee or which guarantees that payments will be made for the balance of a period of a certain number of years after the death of the Payee, the contract value will produce a lower basic payment level.

 The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net in-vestment performance exceeds the assumed interest rate the monthly payments will increase, and conversely, if it is less than the assumed interest rate the payments will decrease.

 Unless otherwise provided, the assumed interest rate will be at an annual rate of 3.5%. If a 3.5% rate would result in a first payment larger than per-mitted under applicable state law or regulation, then the Company will select a lower rate. Subject to the consent of the Company and if permitted under ap-plicable state law, a different annual assumed interest rate not in excess of 5% may be elected by the Contractholder.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 The Company continues to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if annuity payments are made under any variable payment option, including an option not involving a life contingency and under which the Company bears no mortality risk. (See "Mortal-ity and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for any definite number of years selected, not exceeding 30.

 B. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life con-tingencies since they provide that payments will be made during the continua-tion of one or more lives.

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the lifetime of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option payable over the entire lifetime of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO AN-NUITY PAYMENTS IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD AN-NUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period certain elected. If the Payee should die prior to the end of that period, annuity payments will be continued during the remainder of the period to the desig-nated beneficiary. The period certain elected may be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

 C. JOINT LIFE ANNUITY

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the joint lifetime of the Payee and a designated joint Payee, and thereafter during the remaining life-time of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the pay-ments are guaranteed for a period certain of 120 months. If both the Payee and the joint Payee should die before the end of that period, annuity pay-ments will be continued during the remainder of such period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining lifetime, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

 D.OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, other methods of payment may be selected which are agreed to by the Company.

5.General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(a) issued after January 18, 1985 and (b) not for use with various retirement plans qualifying for tax-benefited treatment under the Code, limit the period over which payments from the contracts may be made upon the death of the Contractholder. There are comparable rules that govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After an option involving life contingencies becomes operative it may not be changed to another option unless agreed to by the Company. Once annuity pay-ments under such options have begun, the contract cannot be surrendered for a single sum cash payment, except that in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest Rate) of all remaining un-paid certain payments. Under variable options which do not involve life con-tingencies (such as the Payments for Specified Period option) the contract may be surrendered for the current value in cash of the Accumulation Units stand-ing to its credit; alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surren-der proceeds during the Annuity Period shall be in accordance with the proce-dures applicable to surrenders during the Accumulation Period. (See "Surrender (Redemption) Proceeds.") The election of any option, particularly in connec-tion with contracts issued to retirement plans qualifying for tax-benefited treatment, is subject to applicable requirements of Federal tax law, which may restrict both selection of beneficiaries and manner of payment. Consultation in this case with a qualified tax adviser is recommended prior to the election of any option.

 Options shall be available only with the consent of the Company if the amount to be applied is less than $2,000. If necessary to bring the amount of each periodic payment to at least $20, the Company may change the frequency of pay-ments to quarterly, semiannually or annually.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract are vested solely in the Contractholder unless otherwise provided. Such rights include the right to change the beneficiary, to change the payment option, to assign the contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the contract or allowed by the Company. Transfer of ownership of the contract from a "pen-sion plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "pension plans" under ERISA, and are, therefore, subject to rules under the Retirement Equity Act of 1984. These rules require that bene-fits from annuity contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be considered carefully.

 Those contracts described by this prospectus which are used with retirement plans qualifying for tax-benefited treatment (such plans are defined below un-der "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment, reflecting requirements of the Code which must be sat-isfied in order to assure continued eligibility for the favorable tax treat-ment accorded these plans. Such favorable tax treatment is described below un-der "Federal Income Tax Status." In accordance with such requirements, owner-ship of such a contract may not be changed and the contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contractholder contemplating a sale, assignment or pledge of the contract should carefully review its provisions and consult a qualified tax adviser.

 If contracts described by this prospectus are used in connection with retire-ment plans not qualifying for tax-benefited treatment, such plans may also re-strict the exercise of rights by the Contractholder.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
-------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

 The investment objective of the Fund is growth of capital through investment principally in equity securities of a diversified group of companies and in-dustries. The investment objective will not be changed in any material way without approval by a majority of the votes attributable to outstanding con-tracts.

 The Fund will invest primarily in seasoned issues which trade on national or regional stock exchanges or in the over-the-counter market. Current income will not be an important factor in the selection of equity securities. Income and realized capital gains will be reinvested.

 The Fund's portfolio will normally consist principally of common stocks and securities convertible into or carrying rights to purchase common stocks. How-ever, during periods when management considers that economic or market condi-tions make it advisable, a substantial portion of the Fund's assets may be held temporarily in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No es-timate can be made as to when or for how long the Fund will employ such a de-fensive strategy. Also, as a matter of operational policy the Fund will keep sufficient amounts of cash and United States Government or other high-grade liquid securities on hand to meet current expenses and variable annuity con-tract obligations, and such assets may also be kept on hand for limited peri-ods pending investment in accordance with the Fund's investment policies.

 In furtherance of its investment objective, primary emphasis in the selection of issues for the Fund's portfolio will be given to those securities believed by management to offer a potential for long-term appreciation. However, this emphasis will not preclude occasional investment for short-term appreciation. In the years 1994 and 1995, the Fund's portfolio turnover rate was approxi-mately 139% and 228%, respectively. The variation in the portfolio turnover rate during this period reflects strategic shifts in portfolio holdings de-signed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of prevailing or anticipated economic and market conditions. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.

 The Fund may change the foregoing investment policies without Contractholder approval.

 It must be recognized that there are risks inherent in the ownership of any security and that there can be no assurance that the investment objective of the Fund will be achieved. Equity securities are subject to price declines as well as advances, and the prices of such securities can decline while the cost of living is rising. Fixed income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or inter-
est) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The value of the Fund's investments is subject to risks of changing economic conditions and the risk inherent in management's ability to anticipate such changes and, to the extent consistent with the Fund's investment objective and policies, to make appropriate changes in the Fund's portfolio.

 The Fund may invest in repurchase agreements. Under these agreements the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the under-lying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possi-ble declines in the value of the underlying security during the period while the Fund seeks to enforce rights thereto, (b) possible reduced levels of in-come and lack of access to income during this period, and (c) inability to en-force rights and expenses of attempted enforcement.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Reference should by made to the Statement of Additional Information for a de-scription of other investment restrictions applicable to the Fund. Some of those restrictions are fundamental policies which may not be changed without Contractholder approval, and some may be changed by the Board of Managers without Contractholder approval.

 The Fund will not:

  1. Purchase any security (other than United States Government obligations) if as a result more than 5% of the Fund's total assets (taken at current val-ue) would be invested in securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer would be held by the Fund;

  2. Concentrate its investments in particular industries, but it may invest up to 25% of its total assets (taken at current value) in a single industry;

  3. Borrow money, except as a temporary measure for extraordinary or emer-gency purposes, but not for investment purposes, and in an amount not in ex-cess of 5% of its total assets (taken at current value) at the time of such borrowing.

 In addition, pursuant to certain terms of Chapter 175 of the Massachusetts General Laws, not more than 10% of the assets of all separate investment ac-counts, including the Fund, maintained by the Company may be invested in the capital stock, certificates of participation, or shares of any one corpora-tion, association or trust, other than one or more open-end, diversified man-agement investment companies as defined in the 1940 Act, if at the time the investment is made all such separate investment account assets exceed one mil-lion dollars.

 Further, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" in accordance with Treasury Regulations. To the extent of any conflict between the restrictions listed above and the regula-tions under Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by In-dividuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Bene-fited Treatment," below.)

-------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
-------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Secu-rities. The Company retains the deductions for sales expenses described below except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. New England Securities registered representatives receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

 Under the terms of an administrative agreement between the Fund and the Com-pany, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses at-tributable to sales activities, which are covered by the distribution agree-ment. To cover the cost of providing these services, the Company retains the deduction for administrative expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund (but see "State Taxation"), (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Manag-ers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. The Company may deduct these taxes from Purchase Payments and currently does so for contracts subject to the insurance tax law of Ken-tucky and South Dakota. Certain states may require the Company to pay the pre-mium tax when the Contractholder elects to commence annuity benefits rather than when Purchase Payments are received. In those states the Company may de-duct the premium tax on the date when annuity payments are to begin. Current-ly, the Company follows this procedure for contracts subject to the insurance tax law of North Carolina. The maximum premium tax currently deducted by the Company is 2%. The Company may in the future deduct premium taxes under con-tracts subject to the insurance tax laws of other states, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against the premium tax lia-bility of the Company in certain states. In such event, the surrender proceeds will be increased accordingly.

 Premium tax rates are subject to being changed by law, administrative inter-pretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and the insurance tax law of the state.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The resulting amount is the Net Purchase Payment. It is expected that the deductions for sales expenses will cover sales expenses over the life of the contracts. To the extent sales expenses are not covered by the deduction for sales expenses, they will be recovered from the general account of the Company, including any income derived from the mortality and expense risk de-ductions (see "Mortality and Expense Risks and Deductions").

 The applicable deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the tables below:


  Deductions Applicable to Flexible Purchase Payment Contracts

                                                           Deduction for
                                                           Sales Expenses
      Portion of      Deduction Deduction for            as a Percentage of
   Total After-Tax    for Sales Administrative   Total     Portion of Net
   Purchase Payment   Expenses     Expenses    Deduction  Purchase Payment
     First $46           6.0%         3.0%        9.0%          6.6%
     Balance             6.0%         2.0%        8.0%          6.5%

  Deductions Applicable to Single Purchase Payment Contracts

                                                           Deduction for
                                                           Sales Expenses
      Portion of      Deduction Deduction for            as a Percentage of
   Total After-Tax    for Sales Administrative   Total     Portion of Net
   Purchase Payment   Expenses     Expenses    Deduction  Purchase Payment
     First $ 5,000      6.00%        2.00%        8.0%          6.5%
     Next $95,000       3.75%        0.25%        4.0%          3.9%
     Balance            1.75%        0.25%        2.0%          1.8%

 Under Contracts that have been sold to the following persons, purchase pay-ments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales ex-penses: certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of the Company and its subsidiaries and mutual funds sponsored by the Company; agents and general agents of the Company and its insurance company subsidiaries; certain current and retired employees of such agents and general agents; the surviving spouses of the employees, agents and general agents listed above; and any retirement plan or trust for the benefit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1.Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated September 1, 1993, which provides that CGM will manage, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such services the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. New England Investment Companies, L.P., an affil-iate of the Company, owns a 50% limited partnership interest in CGM. CGM pro-vides discretionary investment services to advisory clients, including other investment company portfolios.

 The merger of the Company into MetLife is being treated as an "assignment", for purposes of the 1940 Act, of the Fund's investment advisory agreement with CGM, effective at the time of the merger. At a Special Meeting, held on Decem-ber 28, 1995, Contractholders of the Fund approved a new investment advisory agreement between the Fund and CGM, to take effect at the time of the merger which will be identical, except for its date, to the existing agreement.

2.Mortality and Expense Risks and Deductions

 Variable annuity payments will not be affected by mortality or expense expe-rience adverse to the Company because the Company assumes the "expense risk" and the "mortality risk" under the contracts, for which assumptions it re-ceives deductions from Fund assets.

 The "expense risk" assumed by the Company is the risk that the deductions for sales and administrative expenses, and the deductions for investment advisory services, provided for in the variable annuity contract may be insufficient to cover the actual cost of such items.

 The "mortality risk" assumed by the Company has two elements: a "life annuity mortality risk" and, in the case of deferred contracts, a "minimum death re-fund risk."

 The "life annuity mortality risk" assumed is that the Company agrees to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts the Company also assumes a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks the Company makes the following daily deductions from the Fund's net assets:

 i. For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assump-
tions).

 ii. For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assump-
tions).

 The percentage of these deductions will not increase over the life of a contract.

C. TOTAL EXPENSES

 For the year ended December 31, 1995, the Fund's total expenses equalled 1.35% of its average net assets.

-------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
-------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts described in this prospectus, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans ("SEPs" and "SARSEPs"), which are specialized IRAs that meet the requirements of
     Section 408(k) of the Code ("SEPs" and "SARSEPs");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 An investor should consult a qualified tax or other adviser as to the suit-ability of the contracts as a funding vehicle for retirement plans qualifying for tax-benefited treatment, as to the rules underlying such plans, and as to state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans may be found below at page 18 of this prospectus under the heading "Special Rules for Annuities Pur-chased for Annuitants under Retirement Plans Qualifying for Tax-Benefited Treatment." It should be understood that should a tax-benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the individual vari-able annuity contracts described in this prospectus comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions described in this prospectus. Reference should be made to the contracts and any endorsements for more complete infor-mation.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------

 The following discussion is intended as a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A. TAX STATUS OF THE COMPANY AND THE FUND

 The Company is taxed as a life insurance company under the Code. The Fund and its operations are part of the Company's total operations and are not taxed separately. Under current law no taxes are payable on the investment income and capital gains of the Fund. Such income and gains will be retained in the Fund and will not be taxable until received by the Annuitant or the Annuitant's beneficiary in the form of annuity payments or other distribu-tions.

 If under future law the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that the Company may make an appropriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The variable annuity contracts described in this prospectus are considered annuity contracts the taxation of which is governed by the provisions of Sec-tion 72 of the Code. As a general proposition, Section 72 provides that Contractholders are not subject to current taxation on increases in the value of the contracts until they are received by the Annuitant or beneficiary in the form of annuity payments. (Exceptions to this rule are discussed below un-der "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

 Under the general rule of Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity pay-ment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract which are deductible by the contrib-utor and earnings on all contributions to the annuity contract will not con-stitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax-Benefited Treatment

 Set forth below is a summary of the Federal tax laws applicable to contribu-tions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." You should understand that the following sum-mary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations thereunder regarding retirement trusts and plans, the documents which must be prepared and executed, and the requirements which must be met to obtain favorable tax treatment for them are very complex. A person contemplating the purchase of a contract for use with a retirement plan qualifying for tax-benefited treatment under the Code should consult a qualified tax adviser as to all applicable Federal and state tax as-pects of the contracts and, if applicable, as to the suitability of the con-tracts as investments under ERISA.

 A. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, SEPs, SARSEPs and Governmental Plans

  Statutory limitations on contributions to Qualified Plans, SEPs, SARSEPs and Governmental Plans may limit the amount of money that may be contributed to the contract in any contract year. Any purchase payments attributable to such contributions are tax deduct ible to the employer and are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any in-crease in contract value attributable to such contributions are not subject to taxation until payments from the contract are made to the Annuitant or his/her beneficiaries.

  ii. TSA Plans

  Purchase payments attributable to contributions to TSA Plans are not includ-ible within the Annuitant's income to the extent such purchase payments do not exceed the lesser of $9,500 or the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's in-cludible compensation, number of years of service, and prior years of contri-butions. For more information, the Annuitant should obtain a copy of IRS Pub-lication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensa-tion if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. In the case of a spousal IRA, the maximum tax deductible purchase payment which may be deducted is the lesser of $2,250 or 100 percent of compensation of the working spouse. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $25,000 and $35,000 for an individual, between $40,000 and $50,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make non-deductible purchase payments. However, the total of deductible and nondeduct-ible purchase payments may not exceed the limits described above for deduct-ible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Ac-counts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $7,500. The amounts so deferred (including earn-ings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with em-ployee contributions remain the sole property of the employer and may be sub-ject to the general creditors of the employer. The employer retains all own-ership rights to the contract including voting and redemption rights which may accrue to the contract(s) issued under the plan.

 B. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic withholding by the plan or payor at the rate of 20%. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  i.  Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans


  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will, subject to re-strictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such in-vestment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (i) to distributions of excess contributions or deferrals; (ii) to dis-tributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the con-tract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (iv) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distribu-tions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distributions need not be-gin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax-free treatment under
 Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the Annuitant at-tains age 70 1/2. In the case of a Governmental Plan, these distributions must begin by the later of the date determined by the preceding sentence or April 1 of the calendar year following the year in which the Annuitant re-tires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be im-posed by the Internal Revenue Service for failure to distribute the required minimum distribution amount.

  ii. Section 457 Plans

   When a distribution under a contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emer-gency). In addition, a distribution prior to age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income unless other-wise exempt.

   Generally, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribu-tion amount" which is determined by distribution rules under the plan. A pen-alty tax of up to 50% of the amount which should be distributed may be im-posed by the Internal Revenue Service for failure to distribute the required minimum distribution amount. If the Annuitant dies before distributions be-gin, the same special distribution rules apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until amounts are received, either in the form of annuity payments as contemplated by the contract or in a full or partial lump sum settlement of the Company's obligations to the Contractholder.

 Under Section 72(u) of the Code, however, contracts, including the contracts described herein, held by other than a natural person (i.e., those held by a corporation or certain trusts) will generally not be treated as an annuity contract for Federal tax purposes. This means an annuity contractholder who is not a natural person will have to include in income any increase during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" in accordance with Treasury Regulations. Failure to do so means the variable annuity contracts described herein would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversifica-tion requirements have been issued by the Department of Treasury, and the Com-pany believes that the Fund complies fully with these requirements.

 Any amount received in a surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a ten percent penalty tax on amounts received under a contract, before or after the annuity starting date, which are includible in gross income. The penalty tax will not apply to any amount received under the contract (1) after the Contractholder has attained age 59 1/2, (2) after the death of the Contractholder, (3) after the Contractholder has become totally and permanently disabled, (4) as one of a series of substantially equal peri-odic payments made for the life (or life expectancy) of the Contractholder or the joint lives (or life expectancies) of the Contractholder and a beneficia-ry, (5) if the contract is purchased under certain types of retirement plans or arrangements, (6) allocable to investments in the contract before August 14, 1982, or (7) if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by the Company or its affiliates to the same Contractholder within a calendar year will be treated as one con-tract.

 If the Contractholder dies, the tax law requires certain distributions from the contract. (See "Death Proceeds.")

3. Tax Withholding

 The Code and the laws of certain states require tax withholding on distribu-tions made under annuity contracts, unless the recipient has made an election not to have any amount withheld. The Company provides recipients with an op-portunity to instruct it as to whether taxes are to be withheld.

-------------------------------------------------------------------------------
STATE TAXATION
-------------------------------------------------------------------------------

 The Company is subject to a tax levied by The Commonwealth of Massachusetts on its investment income. Currently, the rate of the tax is 14% of the net in-vestment income of the Company. Although the administrative agreement between the Company and the Fund provides that the Fund shall be charged with any taxes arising from the income on Fund assets, the Company has not charged the Fund with this tax in the past nor does it have any present intention of doing so in the future. However, the Company reserves its freedom of action in this connection.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

 All Contractholders have the right to vote at any meeting of Contractholders. The number of votes which each Contractholder may cast at any meeting is de-termined as of the record date chosen by the Board of Managers which must be within 90 days before the date of the meeting. At least 20 days' written no-tice of the meeting must be given. The number of votes which a Contractholder may cast on a contract in the Accumulation Period is equal to the number of Accumulation Units credited to the contract. During the Annuity Period a Contractholder may cast the number of votes equal to (i) the amount of assets established in the Fund to meet the obligation for future payments under vari-able options elected under the contract divided by (ii) the value of an Accu-mulation Unit. The number of votes attributable to a contract during the Annu-ity Period will tend to decrease over time.

 Although the Contractholder has the sole right to cast all votes attributable to the contract, during the Accumulation Period an Annuitant has the right to instruct the Contractholder as to how such votes shall be cast in the follow-ing circumstances: (i) if the Annuitant is covered by a contract issued in connection with an individual retirement account established pursuant to Sec-tion 408(a) of the Code; or (ii) if the Annuitant is an employee covered by a contract issued in connection with a Qualified Plan or a retirement plan not qualifying for favorable Federal tax treatment, in which case, the Annuitant may instruct the Contractholder (a) as to votes attributable to the

Annuitant's own Purchase Payments (voluntary contributions) and (b) to the ex-tent authorized by the plan, as to any other votes under the contract. Simi-larly, during the annuity period, every Annuitant or other Payee has the right to instruct the Contractholder with respect to all votes attributable to the amount of assets established in the Fund to meet the obligations for future payments.

 If a Contractholder receives instructions from less than all the persons en-titled to instruct it, it is required to cast the votes for which it receives no instructions for or against each proposal only in the same proportion as votes for which instructions have been received. If no instructions are re-ceived by the Contractholder from any person entitled to instruct it, it may vote in its sole discretion.

 In the case of a contract issued pursuant to Section 403(b) of the Code (an-nuity purchase plan adopted by a public school system or certain other tax-ex-empt organizations) or Section 408(b) of the Code (individual retirement annu-
ity), the Annuitant is the Contractholder for voting and all other purposes during both the Accumulation and Annuity Periods.

 If the Company should maintain assets in the Fund which are not attributable to Contractholders, it will cast the votes attributable to such assets in the same manner and proportion in which the votes attributable to Contractholders are cast.

 Each Annuitant or other Payee, if any, having the right to instruct the Contractholders with respect to any votes is entitled to receive from the Contractholder a notice of that right and of the number of votes to which such right is applicable. All notices and proxy materials will be provided to the Contractholders in sufficient number for distribution to all such Annuitants and other Payees.

 The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
SPECIAL TERMS............................................................    2
HIGHLIGHTS...............................................................    3
EXPENSE TABLE............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES......................................    5
FINANCIAL STATEMENTS.....................................................    5
FUND PERFORMANCE.........................................................    6
DESCRIPTION OF THE COMPANY AND THE FUND..................................    7
THE VARIABLE ANNUITY CONTRACTS...........................................    7
A. How Contract Purchase Payments May be Made............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors...............................................................    7
C. Accumulation Period (Deferred Contracts)..............................    8
 1. Basis Upon Which Accumulation Units are Credited.....................    8
 2. Contract Value.......................................................    8
 3. Surrender (Redemption) Proceeds......................................    8
 4. Death Proceeds.......................................................    9
D. Annuity Period (Deferred and Immediate Contracts).....................    9
 1. Choice of Retirement Date and Annuity Payment Option.................    9
 2. Sex-Neutral Contracts................................................   10
 3. Fixed and Variable Payment Options...................................   10
 4. Annuity Payment Options Available....................................   11
 5. General Limitations on Options.......................................   12
E. Ownership Rights Under the Contract...................................   12


                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................   13
A. Objective and Policies.................................................   13
B. Restrictions...........................................................   14
DEDUCTIONS AND EXPENSES...................................................   14
A. Deductions from Purchase Payments for Sales and Administrative Services
   and Premium Taxes......................................................   14
B. Deductions from Fund Assets............................................   16
 1. Investment Advisory Services and Deductions...........................   16
 2. Mortality and Expense Risks and Deductions............................   17
C. Total Expenses.........................................................   17
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................   17
FEDERAL INCOME TAX STATUS.................................................   18
A. Tax Status of the Company and the Fund.................................   18
B. Taxation of the Contracts..............................................   18
 1. Special Rules for Annuities Purchased for Annuitants under Retirement
    Plans Qualifying for Tax-Benefited Treatment..........................   18
 2. Special Rules for Annuities Used by Individuals or with Plans and
    Trusts not Qualifying under the Code for Tax-Benefited Treatment......   20
 3. Tax Withholding.......................................................   21
STATE TAXATION............................................................   21
VOTING RIGHTS.............................................................   21

                    ---------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS

                    ---------------------------------------

                                                                           PAGE
                                                                           -----
        THE COMPANY.......................................................  II-3
        INVESTMENT OBJECTIVE AND POLICIES.................................  II-3
        MANAGEMENT OF THE FUND............................................  II-4
        INVESTMENT ADVISORY AND OTHER SERVICES............................  II-6
          Advisory Agreement..............................................  II-6
          Administrative Agreement........................................  II-7
          Distribution Agreement..........................................  II-7
          Safekeeping of Securities.......................................  II-8
          Independent Accountants.........................................  II-8
        PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..................  II-8
        DISTRIBUTION OF CONTRACTS.........................................  II-9
        CALCULATION OF PERFORMANCE DATA...................................  II-9
        ANNUITY PAYMENTS.................................................. II-10
        NET INVESTMENT FACTOR............................................. II-11
        EXPERTS........................................................... II-12
        FINANCIAL STATEMENTS.............................................. II-13

                    ---------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                      New England Securities Corporation
                      399 Boylston Street
                      Boston, Massachusetts 02116


               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

              ---------------------------------------------------
                                     Name

              ---------------------------------------------------
                                    Street

              ---------------------------------------------------
                         City             State    Zip

                           STATEMENT OF ADDITIONAL INFORMATION
                           (PART B)
                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           Individual Variable Annuity Contracts
                           ----------------------------------------------------
                           Offered by
                           New England Mutual Life Insurance Company

                                    MAY 1, 1996

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1996 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

                               TABLE OF CONTENTS

        THE COMPANY.......................................................  II-3
        INVESTMENT OBJECTIVE AND POLICIES.................................  II-3
        MANAGEMENT OF THE FUND............................................  II-4
        INVESTMENT ADVISORY AND OTHER SERVICES............................  II-6
          Advisory Agreement..............................................  II-6
          Administrative Agreement........................................  II-7
          Distribution Agreement..........................................  II-7
          Safekeeping of Securities.......................................  II-8
          Independent Accountants.........................................  II-8
        PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..................  II-8
        DISTRIBUTION OF CONTRACTS.........................................  II-9
        CALCULATION OF PERFORMANCE DATA...................................  II-9
        ANNUITY PAYMENTS.................................................. II-10
        NET INVESTMENT FACTOR............................................. II-11
        EXPERTS........................................................... II-12
        FINANCIAL STATEMENTS.............................................. II-13

-------------------------------------------------------------------------------
THE COMPANY
-------------------------------------------------------------------------------

 New England Variable Annuity Fund I (the "Fund") is a separate investment ac-count of New England Mutual Life Insurance Company (the "Company" or "The New England"). The Company and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. See "Description of the Company and the Fund" in the Prospectus for more information.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

 The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions".

 As disclosed in the Prospectus, the Fund invests primarily in equity securi-ties such as common stocks and securities convertible into or carrying rights to purchase common stocks. However, when management considers that economic or market conditions make it advisable, the Fund may take a defensive position by investing a substantial portion of its assets in cash or fixed income securi-ties (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such defensive strategies; however, in the past, such pe-riods have approached one year in length.

 The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

 The Fund will not:

 1. Underwrite the securities of other issuers except that it may acquire portfolio securities under circumstances where, upon the subsequent sale of such securities, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933;

 2. Purchase or sell commodities or commodity contracts;

 3. Purchase or sell interests in real estate except such as are represented by marketable securities of companies, including real estate trusts, whose as-sets consist substantially of mortgages and other liens on real property and interests therein and which therefore may represent indirect interests in real estate;

 4. Make loans. Neither the purchase of a portion of an issue of publicly-dis-tributed bonds, debentures, corporate notes or other evidences of indebted-ness, nor the purchase of short-term debt securities issued by a company whose equity securities are listed on the New York Stock Exchange, nor the entering into of a repurchase agreement shall constitute the making of a loan for pur-poses of this investment restriction;

 5. Purchase any security restricted as to disposition under Federal securi-ties laws, or otherwise not readily transferable.

 The investment restrictions set forth in paragraphs 1 through 6 below may be changed by the Board of Managers of the Fund without Contractholder approval.

 The Fund will not:

 1. Make investments for the purpose of exercising control or management;

 2. Acquire securities of other investment companies except through purchases in the open market involving only customary broker's commissions and only if after any such acquisition not more than 5% of the total assets of the Fund (taken at current value) would be so invested and not more than 3% of the to-tal outstanding voting stock of any one investment company would be held;

 3. Purchase securities on margin (except that it may obtain such short-term credits as are necessary for the clearance of transactions);

 4. Make short sales;

 5. Participate on a joint or joint and several basis in any trading account in securities;

 6. Write, purchase or sell puts, calls or combinations thereof or write war-rants.

-------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

  The Board of Managers and the officers of the Fund and their addresses, ages and principal occupations during the past five years are as follows:

ANNE M. GOGGIN*, Manager (47).

 The New England, 501 Boylston Street, Boston, MA 02117. Vice President and Counsel, The New England, since 1994; Vice President, General Counsel, Secre-tary and Clerk, New England Securities, since 1993. Previously, Second Vice President and Counsel, The New England.

NANCY HAWTHORNE, Manager (44).

 Continental Cablevision, Inc., Pilot House, Lewis Wharf, Boston, MA 02110. Senior Vice President and Chief Financial Officer, Continental Cablevision, Inc.

JOSEPH M. HINCHEY Manager (70).

 193 Wamphassuc Road, Stonington, CT 06378. Retired; formerly, Senior Vice President-Finance, Analog Devices, Inc. (manufacturer of electronic devices). Trustee, Union College and Citizens Scholarship Foundation of America, Inc.; Director, New England Security Insurance and Chemet Corporation (manufacturer of metallurgical products).

RICHARD S. HUMPHREY, JR., Manager (70).

 217 Waterways Avenue, P.O. Box 518, Boca Grande, FL 33921. Retired; formerly, Chairman of the Board, HBM/Creamer (advertising agency). Director, RYKA, Inc. (manufacturer of athletic footwear for women).

ROBERT B. KITTREDGE, Manager (75).

 21 Sturdivant Street, Cumberland Foreside, ME 04110. Retired; formerly, Vice President, General Counsel and Director, Loomis, Sayles & Company, Incorporat-ed. Trustee, CGM Trust and CGM Capital Development Fund.

LAURENS MACLURE, Manager (70).

 183 Sohier Street, Cohasset, MA 02025. Retired; formerly, President and Chief Executive Officer, New England Deaconess Hospital, and President, NEDH Corp. (health care holding company). Trustee, CGM Trust and CGM Capital Development Fund.

DALE ROGERS MARSHALL, Manager (58).

 Wheaton College, 26 East Main Street, Norton, MA 02766. President, Wheaton College.

MARIE C. SWIFT*, Secretary (42).

 The New England, 501 Boylston Street, Boston, MA 02117. Counsel, The New En-gland.

JOSEPH F. TURLEY, Manager (70).

 5680 N. A1A, #304, Indian River Shores, FL 32963. Retired; formerly President and Chief Operating Officer, The Gillette Company (manufacturers of personal care products). Director, The Gillette Company and EG&G, Inc. (diversified technical company).
-------

*Indicates a Board member or officer who is deemed an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

FREDERICK K. ZIMMERMANN*, Manager and Chairman (43).

 The New England, 501 Boylston Street, Boston, MA 02117. Executive Vice Presi-dent (since 1993) and Chief Investment Officer (since 1992), The New England. Chairman of the Board and President, TNE Advisers, Inc., Director and Vice President-Investments, New England Variable Life Insurance Company. Chairman of the Board and President, New England Pension and Annuity Company.

 COMMITTEES OF THE BOARD. The Managers have delegated certain functions to two committees, each of which consists of Managers who are not interested persons of the Fund. The two committees currently have the same members (Mses. Haw-thorne and Marshall and Messrs. Hinchey, Humphrey, Kittredge, MacLure and Turley).

 The Audit Committee's responsibilities include review of financial and ac-counting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the indepen-dent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Hinchey currently serves as chairman of the Audit Committee.

 The Contract Review and Governance Committee reviews and makes recommenda-tions to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compen-sation of the Managers who are not interested persons of the Fund. Mr. MacLure currently serves as chairman of the Contract Review and Goverance Committee.


 BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund. Until May 1, 1995, each Man-ager who was not an interested person of the Fund received, in the aggregate for serving on the boards of the Fund, New England Zenith Fund ("Zenith") and 21 of the other mutual fund portfolios in the New England group of mutual funds (the "New England Funds"), a retainer fee at the annual rate of $40,000 and meeting attendance fees of $2,500 for each meeting of the boards he or she attended and $1,500 for each meeting he or she attended of a committee of the board of which he or she is a member. Each committee chairman received an ad-ditional retainer fee at the annual rate of $2,500. These fees described in this paragraph were allocated among the Fund, the series of Zenith, and the New England Funds based on a formula that took into account, among other fac-tors, the net assets of each fund.

 Beginning May 1, 1995, each Manager who is not an interested person of the Fund receives a retainer fee at the annual rate of $20,000 and an attendance fee of $2,000 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $3,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $2,000. Also in 1995, each Manager who is not an interested person received a special, one-time fee of $5,000 relating to the services of the board in conjunction with the restructuring of the boards of the Fund, Ze-nith and the New England Funds. These fees are allocated among the Fund and the series of Zenith based on a formula that takes into account, among other factors, the net assets of each fund.
-------

*Indicates a Board member or officer who is deemed an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

 During the fiscal year ended December 31, 1995, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the governing boards of Zenith and the New England Funds. As of December 31, 1995, there were a total of 14 se-ries of Zenith and 21 New England Funds.

                                                                      TOTAL
                                                                   COMPENSATION
                                                                  FROM THE FUND,
                                                    AGGREGATE       ZENITH AND
                                                   COMPENSATION    NEW ENGLAND
                                                 FROM THE FUND IN    FUNDS IN
                NAME OF MANAGER                        1995            1995
                ---------------                  ---------------- --------------
Kenneth J. Cowan................................      $  554         $69,292
Nancy Hawthorne.................................       2,026          26,333
Joseph M. Hinchey...............................       2,792          50,125
Richard S. Humphrey, Jr. .......................       2,663          48,167
Robert B. Kittredge.............................       2,621          78,667(a)
Laurens MacLure.................................       2,801          81,500(a)
Dale Rogers Marshall............................       2,026          26,333
Sandra O. Moose.................................         495          56,250
James H. Scott..................................         537          59,000
John A. Shane...................................         495          63,000
Joseph F. Turley................................       2,663          48,167
Pendleton P. White..............................         495          63,000

-------
(a) Also includes compensation paid by the 5 CGM Funds, a group of mutual funds for which Capital Growth Management Limited Partnership, the investment adviser of the Fund, serves as investment adviser.

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AND OTHER SERVICES
-------------------------------------------------------------------------------

 Advisory Agreement. Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, serves as investment adviser to the Fund under an advisory agreement dated September 1, 1993. CGM has served as investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a limited partnership whose sole general partner is Kenbob, Inc., a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients.

 CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the
Fund). This is the same fee that Loomis Sayles received under the previous ad-visory agreement. This fee is computed on a daily basis and is payable month-ly. During the years ended December 31, 1993, 1994 and 1995, the Fund paid CGM advisory fees of $184,658, $173,070 and $175,101.

 The advisory agreement provides that it shall continue in effect for an ini-tial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all Contractholders ("majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (Majority vote of the Contractholders means 67% or more of the votes present (in person or by proxy) and entitled to be cast if Contractholders entitled to cast more than 50% of the outstanding votes of the Fund are present (in person or by proxy), or more than 50% of all votes which are entitled to be cast by all Contractholders of the Fund, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not such interested persons. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by the Com-pany to eliminate all reference to the phrase "New England" in its name, un-less the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

 CGM has individual and institutional clients besides the Fund, including other investment company portfolios, CGM American Tax Free Fund, CGM Capital Development Fund, the CGM Mutual Fund and the CGM Fixed Income Fund, the CGM Realty Fund, the New England Growth Fund, a series of New England Funds Trust I, and the Capital Growth Series of New England Zenith Fund.

 Various managers of the Fund also serve as officers, directors, or trustees of other investment companies advised by CGM or of other corporate or fidu-ciary clients of CGM. Such clients include some accounts of the Company and its affiliates ("The New England accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies, or clients ad-vised by CGM (including The New England accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may bene-fit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

 New England Investment Companies, L.P. ("NEIC, L.P."), owns a 50% limited partnership interest in CGM. The Company owns a majority limited partnership interest in NEIC, L.P. and a 100% interest in NEIC, L.P.'s sole general part-ner, New England Investment Companies, Inc.

 Administrative Agreement. Under the terms of an administrative agreement be-tween the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administra-tive services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement between the Fund and New England Se-curities. As compensation, the Company retains the deduction for administra-tive expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1993, 1994 and 1995 this deduction amounted to $16,679, $12,468 and $8,245, respectively.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or re-served for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

 Distribution Agreement. New England Securities serves as principal under-writer for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New En-gland Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1993, 1994 and 1995, these deductions amounted to $50,146, $33,847 and $21,952, respectively.

 New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

 Safekeeping of Securities. The Fund maintains custody of its securities pur-suant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mu-tual fund custodian agreements in that the responsibilities of the bank are less. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safe-keeping and services agreement in accordance with the terms of the administra-tive agreement with the Fund.

 Independent Accountants. The Fund's independent accountants are Coopers & Lybrand L.L.P., One International Place, Boston, Massachusetts 02110. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund.

-------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------

 In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities un-less, in the judgment of CGM, a more favorable price can be obtained by carry-ing out such transactions through other brokers or dealers.

 CGM selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling the order and will charge commission rates which, when combined with the qual-ity of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available bro-kerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and exe-cution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

 Receipt of research services from brokers may sometimes be a factor in se-lecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of re-ports on such matters as economic and political developments, industries, com-panies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in ser-vicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

 In 1995, brokerage transactions for the Fund aggregating $220,836,003 were allocated to brokers providing research services and $279,085 in commissions were paid on these transactions. During 1994 and 1995 the Fund paid total bro-kerage fees of $227,203 and $317,889, respectively.

-------------------------------------------------------------------------------
DISTRIBUTION OF CONTRACTS
-------------------------------------------------------------------------------

 New England Securities Corporation, a subsidiary of the Company, is the prin-cipal underwriter of the contracts. The contracts are no longer offered for sale, but contract owners may make ongoing purchase payments under the Fund's flexible purchase payment contracts. The Company's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are re-tained by New England Securities, to the registered representatives who have sold the contracts. In 1993, 1994 and 1995, The New England paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $83,565, $42,665 and $39,551, respec-tively.

-------------------------------------------------------------------------------
CALCULATION OF PERFORMANCE DATA
-------------------------------------------------------------------------------

 As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 15, 10, 5 and 1 year periods ending with the date of the report. The per-centage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

 The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 1995.

 Percent Change in Unit Value

24 years, 9 months ended December 31, 1995............................. 1,327.7%
15 years ended December 31, 1995.......................................   766.1%
10 years ended December 31, 1995.......................................   242.5%
 5 years ended December 31, 1995.......................................    97.1%
 1 year ended December 31, 1995........................................    38.9%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                                             ACCUMULATION   %
                            DATE                              UNIT VALUE  CHANGE
                            ----                             ------------ ------
March 25, 1971..............................................  $1.157298     --
December 31, 1971...........................................   1.180085   + 2.0
December 31, 1972...........................................   1.324345   +12.2
December 31, 1973...........................................   1.144645   -13.6
December 31, 1974...........................................   0.786512   -31.3
December 31, 1975...........................................   0.981727   +24.8
December 31, 1976...........................................   1.147484   +16.9
December 31, 1977...........................................   1.077867   - 6.1
December 31, 1978...........................................   1.180390   + 9.5
December 31, 1979...........................................   1.356685   +14.9
December 31, 1980...........................................   1.907809   +40.6
December 31, 1981...........................................   2.046992   + 7.3
December 31, 1982...........................................   3.254033   +59.0
December 31, 1983...........................................   3,943886   +21.2
December 31, 1984...........................................   3,572709   - 9.4
December 31, 1985...........................................   4.823900   +35.0
December 31, 1986...........................................   6.156190   +27.6
December 31, 1987...........................................   7.017161   +14.0
December 31, 1988...........................................   6.745649   - 3.9
December 31, 1989...........................................   7.984578   +18.4
December 31, 1990...........................................   8.383448   + 5.0
December 31, 1991...........................................  11.835525   +41.2
December 31, 1992...........................................  11.576959   - 2.2
December 31, 1993...........................................  12.850577   +11.0
December 31, 1994...........................................  11.899473   - 7.4
December 31, 1995...........................................  16.523266   +38.9

-------------------------------------------------------------------------------
ANNUITY PAYMENTS
-------------------------------------------------------------------------------

 When a variable payment option is selected, the contract proceeds will be ap-plied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected in-volves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospec-tus under "Variable Payment Options."

 The amount of the basic payment level is determined by applying the applica-ble annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which re-mains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

 The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

 The number of annuity units credited under a variable payment option is de-termined as follows:

 (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

 (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined fol-lowing the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

 The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

 The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable pay-ment option, reflect daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below.) The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

 The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net In-vestment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when ex-pressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other as-sumed interest rates are computed on a consistent basis.

-------------------------------------------------------------------------------
NET INVESTMENT FACTOR
-------------------------------------------------------------------------------

 The Net Investment Factor for the Fund is determined on each day on which the New York Stock Exchange is open for trading (a "Trading Day") as follows:

 On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or neg-ative and is equal to:

 i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's port-folio securities, and (c) fees and expenses of the Board of Managers, divided by

 ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in i. above.

 The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less the following deductions from net assets for each day since the close of regular trading on the New York Stock Exchange on the pre-ceding Trading Day:

 i. For deferred contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assump-
tions plus .1095% for expense risk assumptions made by the Company).

 ii. For immediate contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk as-sumptions plus .1095% for expense risk assumptions made by the Company).

 The Net Investment Factor may be less than 1.0000000.

-------------------------------------------------------------------------------
EXPERTS
-------------------------------------------------------------------------------

 The financial statements of the Fund and of the Company included in this Statement of Additional Information and the information in the Prospectus con-cerning selected per unit data and ratios have been included herein in reli-ance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

-------------------------------------------------------------------------------
                      REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

 We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I, including the schedule of portfolio invest-ments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected per unit data and ratios for each of the five years in the period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and bro-kers. An audit also includes assessing the accounting principles used and sig-nificant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

 In our opinion, the financial statements and selected per unit data and ra-tios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 1995, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended, and selected per unit data and ratios for each of the five years in the period then ended, in con-formity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 5, 1996

--------------------------------------------------------------------------------
                      NEW ENGLAND VARIABLE ANNUITY FUND I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS
 Investments in common stocks at market (average cost
  $51,531,314)(Note 1)...........................................  $ 60,125,763
                                                                   ------------
    Total investments............................................    60,125,763
                                                                   ------------
 Receivable for investments sold.................................     1,847,293
 Dividends and interest receivable...............................        97,719
 Receivable from contractholders.................................           297
                                                                   ------------
    Total assets.................................................    62,071,072
                                                                   ------------
LIABILITIES
 Payable for investments purchased...............................     1,065,223
 Payable for investment advisory fees (Note 3)...................        15,126
 Payable for mortality and expense risks (Note 4)................        46,386
 Payable for other direct expenses...............................        34,823
 Payable to contractholders......................................         3,800
 Payable to bank.................................................       322,469
                                                                   ------------
    Total liabilities............................................     1,487,827
                                                                   ------------
NET ASSETS.......................................................   $60,583,245
                                                                   ============
Net assets attributable to
 variable annuity contractholders 3,399,132 accumulation units at
 $16.52 per unit.................................................   $56,164,756
 Annuity reserves (Note 1).......................................     4,418,489
                                                                   ------------
                                                                   $ 60,583,245
                                                                   ============

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1)
 INCOME
  Dividends....................................................... $    921,123
  Interest........................................................       41,431
                                                                   ------------
    Total income..................................................      962,554
                                                                   ------------
 EXPENSES
  Mortality and expense risks (Notes 1 and 4).....................      537,004
  Investment advisory fee
   (Note 3).......................................................      175,101
  Other direct expenses
   (Note 3).......................................................       52,649
                                                                   ------------
    Total expenses................................................      764,754
                                                                   ------------
 INVESTMENT INCOME-NET............................................      197,800
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 2)
  Realized net gain from   investments sold.......................   10,912,465
  Change in unrealized appreciation of investments................    7,289,902
                                                                   ------------
    Net gain on investments.......................................   18,202,367
                                                                   ------------
Net increase in net assets resulting from operations..............  $18,400,167
                                                                   ============

--------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      ------------------------
                                                         1995         1994
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income--net.............................. $   197,800  $   605,310
 Realized net gain from investments sold.............  10,912,465    3,522,339
 Change in unrealized appreciation or depreciation of
  investments........................................   7,289,902   (8,335,515)
                                                      -----------  -----------
 Net increase (decrease) in net assets resulting from
  operations.........................................  18,400,167   (4,207,866)
                                                      -----------  -----------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and administrative
  expenses and applicable premium taxes (Note 3).....     312,538      533,058
 Contract terminations...............................  (8,858,774)  (5,037,786)
 Annuity payments....................................    (537,648)    (431,578)
 Adjustments to annuity reserves (Note 1)............      11,172       79,368
                                                      -----------  -----------
 Decrease in net assets derived from principal
  transactions.......................................  (9,072,712)  (4,856,938)
                                                      -----------  -----------
 Total increase (decrease)...........................   9,327,455   (9,064,804)
NET ASSETS
 Beginning of year...................................  51,255,790   60,320,594
                                                      -----------  -----------
 End of year......................................... $60,583,245  $51,255,790
                                                      ===========  ===========



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                      NEW ENGLAND VARIABLE ANNUITY FUND I
                          SUPPLEMENTARY INFORMATION --
                       SELECTED PER UNIT DATA AND RATIOS
--------------------------------------------------------------------------------

Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                         YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------
                              1995      1994       1993      1992       1991
                              ----      ----       ----      ----       ----
Net Asset Value, beginning
 of period.................    $11.90    $12.85     $11.58    $11.84     $ 8.38
                            --------- ---------  --------- ---------  ---------
Per unit data
 Investment income.........       .24       .29        .16       .25        .24
 Expenses..................       .19       .16        .15       .14        .13
                            --------- ---------  --------- ---------  ---------
 Investment income-net.....       .05       .13        .01       .11        .11
 Net realized and
  unrealized gain (loss) on
  investments..............      4.57     (1.08)      1.26      (.37)      3.35
                            --------- ---------  --------- ---------  ---------
 Net increase (decrease) in
  net asset value..........      4.62      (.95)      1.27      (.26)      3.46
                            --------- ---------  --------- ---------  ---------
 Net Asset Value, end of
  period...................    $16.52    $11.90     $12.85    $11.58     $11.84
                            ========= =========  ========= =========  =========
Total Return (%)...........      38.9      (7.4)      11.0      (2.2)      41.2
Ratios
 Ratio of operating
  expenses to average net
  assets (%)...............      1.35      1.26       1.26      1.25       1.26
 Ratio of investment
  income-net to average net
  assets (%)...............       .34      1.06        .11       .98       1.11
Portfolio turnover (%).....    228.26    139.43     154.15    171.55     157.43
Number of accumulation
 units outstanding at end
 of period................. 3,399,132 4,038,331  4,410,741 5,103,553  5,499,204

-------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                        NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

 New England Variable Annuity Fund I (the "Fund") is registered under the In-vestment Company Act of 1940, as amended, as a diversified, open-end manage-ment investment company. The Fund is sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. The operations of the Fund are part of New England Mutual Life Insurance Company (the "Insurance Company"). The following is a summary of significant accounting policies consistently followed by the Fund.

 A. Security valuation. Investments in common stocks traded on a national se-curities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, on December 31, 1995, or if there was no reported sale during the day and for over-the-counter securi-ties not so listed, at the last reported bid prices on that date. Corporate short-term notes are stated at cost, which approximates fair market value.

 B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is exe-cuted), and dividend income is recorded on the ex-dividend date. Interest in-come is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

 C. Federal income taxes. The Fund is not taxed separately because the opera-tions of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company un-der subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

 D. Annuity reserves. Annuity reserves are computed for currently payable con-tracts according to the Progressive Annuity Mortality Table. The assumed in-terest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0-5%, as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are re-imbursed to the Insurance Company if the reserves required are less than orig-inally estimated. If additional reserves are required, the Insurance Company reimburses the variable annuity account.

2. PURCHASES AND SALES OF INVESTMENT SECURITIES

 The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1995 were $127,880,425 and $136,039,230, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

3. ADVISORY AND SERVICE FEES WITH AFFILIATES

 During the year ended December 31, 1995, the Fund incurred investment manage-ment fees of $175,101, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, an affiliate of the Insurance Company. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 1995, amounted to $21,952 and $8,245, respectively, were retained by the Insurance Company.

 Commencing January 1, 1995, the audit and trustee fees are no longer borne by the Insurance Company, these expenses amounted to $52,649 for the year ended December 31, 1995.

-------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

4. MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

 Although variable annuity payments differ according to the investment perfor-mance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assum-ing those risks. During 1995, the mortality and expense risk charges totaled $537,004.

 The expense risk assumed by the Insurance Company is the risk that the deduc-tions for sales and administrative expenses and for investment advisory serv-ices provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

 The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

 The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingen-cies are chosen. Those annuity payments are determined in accordance with an-nuity purchase rate provisions established at the time the contracts are is-sued.

 Under deferred annuity contracts, the Insurance Company also assumes a mini-mum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date.

 If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company ab-sorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

5. RELATED PARTIES

 Two members of the Board of Managers of the Fund are officers of the Insur-ance Company and one of those is an officer of the principal underwriter.

6. INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                           --------------------
                                                             1995       1994
                                                           ---------  ---------
 Units purchased..........................................    23,935     42,915
 Units redeemed...........................................  (663,134)  (415,325)
                                                           ---------  ---------
  Net decrease............................................  (639,199)  (372,410)
Units at beginning of year................................ 4,038,331  4,410,741
                                                           ---------  ---------
Units at end of year...................................... 3,399,132  4,038,331
                                                           =========  =========

--------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                     INVESTMENTS AS OF DECEMBER 31, 1995
--------------------------------------------------------------------------------

        COMMON STOCKS--99.2% OF TOTAL NET ASSETS
                                                                           VALUE
 SHARES                                                                 (NOTE 1)
 ------                                                               ----------
        AEROSPACE--5.9%
 46,000 Boeing Co..................................................   $3,605,250
                                                                      ----------
        AEROSPACE/DEFENSE--2.0%
 15,000 Lockheed Martin Corp.......................................    1,185,000
                                                                      ----------
        AIRLINES--10.1%
  9,500 AMR Corp.*.................................................      705,375
 46,000 Northwest Airlines Corp.*..................................    2,346,000
 17,200 UAL Corp.*.................................................    3,070,200
                                                                      ----------
                                                                       6,121,575
                                                                      ----------
        BANKS--MONEY CENTER--13.2%
 65,000 Chemical Banking Corp......................................    3,818,750
 62,000 Citicorp...................................................    4,169,500
                                                                      ----------
                                                                       7,988,250
                                                                      ----------
        BEVERAGES & TOBACCO--4.6%
 50,000 PepsiCo, Inc...............................................    2,793,750
                                                                      ----------
        CHEMICALS--MAJOR--2.2%
 25,000 Air Products and Chemicals, Inc............................    1,318,750
                                                                      ----------
        COMPUTER SOFTWARE & SERVICES--4.6%
 33,000 Computer Associates International, Inc.....................    1,876,875
 13,000 Computer Sciences Corp.*...................................      913,250
                                                                      ----------
                                                                       2,790,125
                                                                      ----------
        DRUGS & MEDICINE--13.1%
 59,200 Eli Lilly & Company........................................    3,330,000
 51,000 Merck & Co., Inc...........................................    3,353,250
 20,000 Pfizer, Inc................................................    1,260,000
                                                                      ----------
                                                                       7,943,250
                                                                      ----------
        FINANCIAL SERVICES--1.9%
 17,300 First Data Corp............................................    1,156,938
                                                                      ----------
        FOOD--RETAILERS/WHOLESALERS--5.5%
 37,000 Philip Morris Companies, Inc...............................    3,348,500
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

                                                                          VALUE
 SHARES                                                                (NOTE 1)
 ------                                                             -----------
        FREIGHT--TRANSPORTATION--5.0%
 38,500 Burlington Northern Santa Fe Corp........................   $ 3,003,000
                                                                    -----------
        HOME PRODUCTS & COSMETIC--4.0%
 29,000 Procter & Gamble Co......................................     2,407,000
                                                                    -----------
        INSURANCE--11.8%
 80,000 Allstate Corp............................................     3,290,000
 41,700 American International Group, Inc........................     3,857,250
                                                                    -----------
                                                                      7,147,250
                                                                    -----------
        MACHINERY--1.7%
 30,000 Deere & Co...............................................     1,057,500
                                                                    -----------
        MISCELLANEOUS--5.6%
 36,000 United Technologies Corp.................................     3,415,500
                                                                    -----------
        RETAIL--8.0%
 56,500 May Department Stores Co.................................     2,387,125
 63,000 Sears, Roebuck & Co......................................     2,457,000
                                                                    -----------
                                                                      4,844,125
                                                                    -----------
        TOTAL COMMON STOCKS
        (average cost $51,531,314)...............................    60,125,763
                                                                    -----------
        TOTAL INVESTMENTS--99.2%
        (average cost $51,531,314)...............................    60,125,763
                                                                    -----------
        Receivable for investments sold..........................     1,847,293
        Dividends and interest receivable........................        97,719
        Receivable from contractholders..........................           297
        Liabilities..............................................    (1,487,827)
                                                                    -----------
        TOTAL NET ASSETS--100%...................................   $60,583,245
                                                                    ===========
        * Non-income producing security.

-------------------------------------------------------------------------------
                      REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Policyholders of New England Mutual Life Insurance Company:

 We have audited the accompanying balance sheets of New England Mutual Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations, surplus, and cash flows for the years then ended. These finan-cial statements are the responsibility of the Company's management. Our re-sponsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Mutual Life In-surance Company as of December 31, 1995 and 1994, and the results of its oper-ations and its cash flows for the years then ended in conformity with the ac-counting practices prescribed or permitted by the Division of Insurance of The Commonwealth of Massachusetts, which are considered generally accepted ac-counting principles for mutual life insurance companies.

                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 5, 1996

--------------------------------------------------------------------------------
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              DECEMBER 31
                                                        -----------------------
                                                           1995        1994
                                                           ----        ----
Assets
  Bonds................................................ $ 6,079,832 $ 6,274,558
  Stocks...............................................     121,411      98,730
  Unconsolidated subsidiaries..........................     693,694     484,066
  Mortgage loans.......................................   1,629,277   1,997,939
  Real estate..........................................     951,175   1,173,360
  Policy loans.........................................   1,350,409   1,341,566
  Cash and short-term investments......................     651,147     264,761
  Other invested assets................................     128,818     151,918
  Premiums deferred and uncollected....................     190,786     217,247
  Investment income due and accrued....................     281,548     252,507
  Separate Account assets..............................   4,091,837   3,388,380
  Other assets.........................................      91,203     107,800
                                                        ----------- -----------
    Total Assets....................................... $16,261,137 $15,752,832
                                                        =========== ===========
Liabilities
  Reserves for life and health insurance and annuities. $ 8,116,567 $ 7,961,229
  Policy proceeds and dividends........................     466,762     417,785
  Dividends due to policyholders.......................     209,958     208,206
  Premium deposit funds................................   1,864,970   2,149,863
  Other policy liabilities.............................      89,735     135,469
  Investment valuation reserves........................     429,488     361,917
  Separate Account liabilities.........................   4,064,094   3,358,062
  Other liabilities....................................     395,570     528,151
                                                        ----------- -----------
    Total Liabilities..................................  15,637,144  15,120,682
Surplus
  Special contingency reserves.........................      50,020      68,401
  Surplus notes........................................     147,615     147,593
  Unassigned funds.....................................     426,358     416,156
                                                        ----------- -----------
    Total Surplus......................................     623,993     632,150
                                                        ----------- -----------
      Total Liabilities and Surplus.................... $16,261,137 $15,752,832
                                                        =========== ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                             YEARS ENDED DECEMBER 31,
                             --------------------------
                                 1995          1994
                                 ----          ----
Income
  Premiums, annuity
   considerations and
   deposit funds............   $1,679,024    $1,943,013
  Considerations for
   supplementary contracts
   and dividend
   accumulations............      165,777        39,940
  Net investment income.....      758,152       720,342
  Other income..............      155,211       141,488
                             ------------  ------------
    Total...................    2,758,164     2,844,783
Benefits and Expenses
  Benefit payments (other
   than dividends)............  2,186,318     2,055,714
  Changes to reserves,
   deposit funds and other
   policy liabilities.......     (151,115)     (181,714)
  Insurance expenses and
   taxes (other than federal
   income and capital gains
   taxes)...................      404,385       429,225
  Net transfers to Separate
   Accounts.................      (64,297)      230,170
                             ------------  ------------
    Total benefits and
     expenses before
     dividends to
     policyholders..........    2,375,291     2,533,395
                             ------------  ------------
Net gain from operations
 before dividends to
 policyholders and federal
 income taxes...............      382,873       311,388
  Dividends to
   policyholders............      211,444       207,636
                             ------------  ------------
Net gain from operations
 before federal income
 taxes......................      171,429       103,752
  Federal income taxes
   (excluding tax on capital
   gains)...................       12,873        15,725
                             ------------  ------------
Net gain from operations....      158,556        88,027
  Net realized capital
   (loss)...................      (98,711)      (45,761)
                             ------------  ------------
Net Income.................. $     59,845  $     42,266
                             ============  ============

--------------------------------------------------------------------------------
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                             STATEMENTS OF SURPLUS
                                (IN THOUSANDS)
--------------------------------------------------------------------------------

                             YEARS ENDED DECEMBER 31,
                             --------------------------
                                 1995          1994
                                 ----          ----
Surplus--beginning of year.. $    632,150  $    400,908
Net Income..................       59,845        42,266
Surplus notes...............           22       147,593
Other changes to surplus....      (68,024)       41,383
                             ------------  ------------
Surplus--end of year........ $    623,993  $    632,150
                             ============  ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOW
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                             YEARS ENDED DECEMBER 31
                             ------------------------
                                1995         1994
                                ----         ----
From Operating Activities
  Premiums.................. $ 1,727,665  $ 1,920,516
  Net investment income.....     765,781      728,010
  Benefits..................  (2,220,990)  (2,040,816)
  Net transfers to Separate
   Account..................      45,275     (226,900)
  Expenses and taxes........    (467,797)    (445,181)
  Policyholder dividends....    (213,599)    (220,970)
  Net (increase) in policy
   loans....................      (8,843)     (20,252)
  Other income and disburse-
   ments, net...............     380,498     (184,806)
                             -----------  -----------
    Net Cash Flow from
     Operating Activities...       7,990     (490,399)
                             -----------  -----------
From Investing Activities
  Proceeds from investments
   sold, matured, or repaid.   3,654,321    3,220,146
  Cost of investments ac-
   quired...................  (3,178,367)  (3,307,124)
                             -----------  -----------
    Net Cash Flow from
     Investing Activities...     475,954      (86,978)
                             -----------  -----------
From Financing Activities
  Issuance of Surplus Notes.         --       147,593
  Issuance of Floating Rate
   Notes Payable............         --       125,000
  Issuance of 6% Demand Note
   Payable..................      26,784          --
  Repayment of Floating Rate
   Notes Payable............    (124,338)         --
  Net Commercial Paper Ac-
   tivity...................          (4)         (41)
                             -----------  -----------
    Net Cash Flow from
     Financing Activities...     (97,558)     272,552
                             -----------  -----------
Net Cash Flow...............     386,386     (304,825)
Cash and Short-term Invest-
 ments
  Beginning of year.........     264,761      569,586
                             -----------  -----------
  End of year............... $   651,147  $   264,761
                             ===========  ===========

   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                        NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

 New England Mutual Life Insurance Company offers a complete line of ordinary life insurance products, group pension contracts, group life and health con-tracts, and, through its affiliates, variable life insurance and annuity prod-ucts, mutual funds, and investment management products. Based on sales and as-sets, the company's principal market is ordinary and variable life insurance, which it sells through a network of general agencies located throughout the United States.

Basis of Presentation

 The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Divi-sion of Insurance of The Commonwealth of Massachusetts. Prescribed statutory accounting practices include a variety of publications of the National Associ-ation of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. Permitted and prescribed statutory ac-counting practices are currently considered generally accepted accounting principles (GAAP) for mutual life insurance companies.

 The Financial Accounting Standards Board issued Interpretation 40, Applica-bility of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by In-surance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Posi-tion 95-1, Accounting for Certain Insurance Activities of Mutual Life Insur-ance Enterprises. Neither of these groups has a role in establishing regula-tory accounting practices. These pronouncements will require mutual life in-surance companies to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for the Company's 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the re-lated tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

 Certain amounts from the 1994 financial statements have been reclassified to conform with the 1995 presentation.

Use of Estimates in the Preparation of Financial Statements

 The preparation of financial statements in accordance with permitted and pre-scribed statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the report-ing period. Actual results could differ from those estimates.

Invested Assets

 Carrying values of bonds and stocks have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners (NAIC). Bonds are carried primarily at amortized cost, preferred stocks at cost, and common stocks (other than stocks of non-publicly traded subsidiaries) at fair value based upon NAIC market prices. The Company carries its investment in New England Investment Companies, L.P., (NEIC) a 56% owned, publicly traded Delaware limited partnership, at a 14% discount from quoted market value. The discount is determined by the NAIC Securities Valuation Office based on volume of trading, the existence of market overhang, and similar trading characteristics. At December 31, 1995 and 1994, the Company's investment in NEIC had a fair value of $439,188.8 thousand and $324,843.7 thousand, respectively, and a carrying value of $377,702.3 thousand and $279,365.6 thousand, respectively.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

 Mortgage loans on real estate are carried at outstanding principal balance or amortized cost. The Company establishes investment valuation reserves equal to the amount by which the admitted value of each mortgage loan that has been modified, is delinquent 90 days or more, or is in the process of modification, exceeds the estimated fair value of its underlying collateral. These invest-ment valuation reserves are adjusted annually based upon current valuations.

 Investment real estate is carried at cost less accumulated depreciation and encumbrances of $65,883.7 thousand in 1995 and accumulated depreciation and encumbrances of $91,446.4 thousand in 1994. A loss reserve is established when the fair value of the real estate is less than the carrying value, and the loss is considered other than temporary, but not permanent. Losses considered permanent are realized and any previously established loss reserve is re-versed. Depreciation is computed principally using the straight-line method over an average life of forty years.

 Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently it is not practicable to value these instruments. Short-term in-vestments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year. In-vestments in real estate joint ventures and unconsolidated subsidiaries, un-less publicly traded, are valued using the equity method. Other long-term in-vestments are carried principally at cost.

 Prepayment assumptions for loan-backed bonds and structured securities were obtained from investment advisors and are updated on a quarterly basis. These assumptions are consistent with the current interest rate and economic envi-ronment. The prospective method is used to value loan-backed securities.

 Realized gains and losses on the sales of investments are determined on the specific identification method. Unrealized gains and losses are accounted for as increases or decreases in surplus.

Risk Management Instruments

 Amounts receivable or payable under interest rate swaps used to manage inter-est rate exposures from mismatches between assets and liabilities are recog-nized as interest income or expense.

 Gains and losses on hedges of existing assets or liabilities are deferred and included in the carrying amounts of those assets or liabilities and are ulti-mately recognized in income when resulting premiums or discounts are amortized or at the time of disposal. Gains and losses related to qualifying hedges of firm commitments or anticipated transactions also are deferred and are recog-nized in income, or as adjustments of carrying amounts, when the hedged trans-action occurs. Gains and losses on early termination of contracts that qualify for hedge accounting are deferred and are amortized through the Interest Main-tenance Reserve or as an adjustment to the yield of the related asset or lia-bility.

Life, Health and Annuity Reserves

 Reserves for life insurance policies are predominantly developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Table on the Net Level Premium Method or the Commissioners' Reserve Valuation Method with assumed interest rates ranging from 2.5% to 6%.

 Reserves for group annuities covering purchased benefits are based on accepted actuarial methods principally at interest rates ranging from 2.75% to 11%. Where benefits have not as yet been purchased, the deposits represent the accumulated fund balances (net of expenses and fixed surrender charges) at various interest rates. Group pension and other deposits have a fair value of $1.9 billion at December 31, 1995 and $2.2 billion at December 31, 1994 as determined by applying discount rates consistent with pricing for Guaranteed Investment Contracts to the projected cashflows for the deposits.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------
 Approximately $5.1 billion or 69.4% of the $7.3 billion of gross annuity re-serves and deposit liabilities in the General and Separate Accounts are sub-ject to discretionary withdrawal with adjustment for market value or surrender charges. Another $1.4 billion or 19.7% are not subject to withdrawal. The bal-ance is subject to discretionary withdrawal without adjustment.

Recognition of Premium Revenue and Related Expenses

  Premium revenue is recognized during the premium paying period. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

Policyholder Dividends

 The Company determines the amount of dividends to be allocated to participat-ing policies by means of a formula which establishes its dividend scale for the following year with respect to each group of policies. A liability for the dividends to be paid or credited to policyholders during the following year on the anniversary date of the policies is established at each year-end.

Separate Account

 Separate Account assets and liabilities represent funds administered and in-vested by the Company for the benefit of certain pension and annuity contract-holders. The values of the funds in the Separate Account are not guaranteed but reflect the actual investment performance of the respective accounts. The assets are carried at fair value.

Special Contingency Reserves

 The Company has established a special purpose surplus fund for the possible payment of Federal income taxes relating to future disposals of Separate Ac-count real estate holdings.

Unconsolidated Subsidiaries

 The Company records its equity in the earnings of unconsolidated subsidiaries as unrealized gains or losses, which increases or decreases the Asset Valua-tion Reserve, and records dividends that are not considered return of capital in net investment income.

 The Company owns 100% of the outstanding common stock of the following compa-nies:

 Boylston Capital Advisors, Inc.
 COAC Co., Inc.
 CRB Co., Inc.
 CRH Companies, Inc.
 Exeter Reassurance Company, Ltd.
 L/C Development Corporation
 New England Life Mortgage Funding Corporation
 TNE Advisers, Inc.
 New England Investment Companies, Inc.
 G.A. Holdings Companies, Inc.
 LC Park Place Corporation
 TNE-Y Inc.
 NEL Partnership Investments I, Inc.
 NELRECO Troy, Inc.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------
 New England Pension and Annuity Company
 New England Securities Corporation
 New England Variable Life Insurance Company
 Newbury Insurance Company, Limited
 TNE Information Services, Inc.
 TNE Funding Corporation
 DPA Holding Corp.
 Lyon/Copley Corporation

 Summarized financial data for unconsolidated subsidiaries at December 31, 1995 and 1994 is shown below:

                                                              1995       1994
                                                              ----       ----
                                                              (IN THOUSANDS)
Total assets at year-end.................................. $2,215,899 $1,927,666
Total liabilities at year-end.............................  1,534,131  1,450,576
Net income................................................     41,209      9,082
Dividends paid by subsidiaries to the Company.............     36,098     38,645

 The Company owns 100% of the outstanding voting common stock and 0% of the outstanding participating common stock of Omega Reinsurance Corporation.

 The Company owns 56% of the outstanding partnership units of New England In-vestment Companies, L.P.

 Many of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $232,705.9 thousand and $392,320.0 thousand at December 31, 1995 and 1994, respectively.

2. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE

 The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valu-ation and credit-related losses on unassigned surplus. The AVR covers all in-vested asset classes with risk of loss, including bonds, common stock, mort-gage loans and real estate.

 The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed-income securities that result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR amounted to $(1,857.7) thousand and $16,499.0 thousand as of December 31, 1995 and 1994, respectively. The negative balance of the IMR at December 31, 1995 was treated as a non-admitted asset. The amortization of the IMR into net in-come net of federal income tax for 1995 and 1994 was $(2,674.1) thousand and $3,662.8 thousand, respectively.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

3. INVESTMENTS

 The carrying value and estimated fair values of debt securities excluding Separate Account assets are as follows:

                                                        1995
                                      -----------------------------------------
                                                  GROSS UNREALIZED   ESTIMATED
                                       CARRYING  ------------------     FAIR
                                        VALUE     GAINS    LOSSES      VALUE
                                       --------   -----    ------    ---------
                                                   (IN THOUSANDS)
U.S. Treasury securities and
 obligations of
 U.S. government corporations and
 agencies............................ $  321,499 $ 11,051 $     (31) $  332,519
Corporate securities.................  3,997,609  230,817   (32,341)  4,196,085
Mortgage-backed securities...........  1,205,213   26,344   (33,322)  1,198,235
Other debt securities................    555,511   39,770    (7,377)    587,904
                                      ---------- -------- ---------  ----------
    Totals........................... $6,079,832 $307,982 $ (73,071) $6,314,743
                                      ========== ======== =========  ==========
                                                        1994
                                      -----------------------------------------
                                                  GROSS UNREALIZED   ESTIMATED
                                       CARRYING  ------------------     FAIR
                                        VALUE     GAINS    LOSSES      VALUE
                                       --------   -----    ------    ---------
                                                   (IN THOUSANDS)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies........... $  462,454 $    664 $ (29,775) $  433,343
Corporate securities.................  3,727,336   22,776  (172,903)  3,576,209
Mortgage-backed securities...........  1,806,810    4,914  (221,908)  1,589,816
Other debt securities................    277,958    1,608   (17,719)    261,847
                                      ---------- -------- ---------  ----------
    Totals........................... $6,274,558 $ 29,962 $(443,305) $5,861,215
                                      ========== ======== =========  ==========

 Publicly traded debt securities are valued based upon NAIC market prices. The estimated fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the spe-cific security and public prices of similar securities.

 The carrying value and estimated fair value of debt securities at December 31, 1995 by contractual maturity, are shown below. Stated maturities may dif-fer from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           CARRYING  ESTIMATED
                                                            VALUE    FAIR VALUE
                                                           --------  ----------
                                                             (IN THOUSANDS)
Due in one year or less.................................. $  188,199 $  188,759
Due after one year through five years....................    914,580    944,466
Due after five years through ten years...................  2,079,678  2,184,390
Due after ten years......................................  1,692,162  1,798,893
Mortgage-backed securities...............................  1,205,213  1,198,235
                                                          ---------- ----------
  Totals................................................. $6,079,832 $6,314,743
                                                          ========== ==========

 Proceeds from sales of investments in debt securities were $2,046,539.2 thou-sand and $1,489,158.0 thousand in 1995 and 1994, respectively. Gross realized gains were $39,318.9 thousand and $5,832.2 thousand and gross realized losses

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------
were $33,202.5 thousand and $35,633.3 thousand in 1995 and 1994, respectively. Net realized losses of $(21,030.9) thousand and $(20,862.0) thousand in 1995 and 1994, respectively, were transferred to the IMR.

 The carrying values and estimated fair values of stocks and mortgage loans at December 31 are as follows:

                                             1995                   1994
                                     --------------------- ---------------------
                                                ESTIMATED             ESTIMATED
                                      CARRYING     FAIR     CARRYING     FAIR
                                       VALUE      VALUE      VALUE      VALUE
                                      --------  ---------   --------  ---------
                                        (IN THOUSANDS)        (IN THOUSANDS)
Stocks.............................. $  121,411 $  121,411 $   98,730 $   98,730
Mortgage loans......................  1,629,277  1,527,422  1,997,939  1,740,571

 The estimated fair value of mortgage loans is determined using an internal matrix based upon market interest rates and a credit rating system.

 There are no significant concentrations of bonds by issuer or by industry.

 As of December 31, 1995 and 1994 the Company's mortgage loans and real estate were distributed as follows:

                                       1995                      1994
                             ------------------------- -------------------------
                             CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
                             -------------- ---------- -------------- ----------
                             (IN THOUSANDS)            (IN THOUSANDS)
Geographic Region
  Pacific...................   $  839,372      32.5%     $1,139,459      35.9%
  South Atlantic............      495,792      19.2         566,195      17.9
  North Central.............      339,710      13.2         374,451      11.8
  New England...............      323,721      12.6         380,677      12.0
  Middle Atlantic...........      282,717      11.0         343,505      10.8
  South Central.............      189,468       7.3         244,522       7.7
  Mountain..................      109,672       4.2         121,698       3.8
  Other.....................          --        --              792       0.1
                               ----------     -----      ----------     -----
    Total...................   $2,580,452     100.0%     $3,171,299     100.0%
                               ==========     =====      ==========     =====
Property Type
  Office....................   $1,253,255      48.6%     $1,600,891      50.5%
  Industrial................      730,475      28.3         891,248      28.1
  Residential...............      350,743      13.6         377,058      11.9
  Retail....................      211,592       8.2         268,560       8.5
  Hotel.....................       34,387       1.3          33,542       1.1
                               ----------     -----      ----------     -----
    Total...................   $2,580,452     100.0%     $3,171,299     100.0%
                               ==========     =====      ==========     =====

 The Company's balance of restructured mortgage loans was $777,993.4 thousand and $868,148.5 thousand as of December 31, 1995 and 1994, respectively. Inter-est income which would have been recorded in accordance with the original terms of these loans would have amounted to approximately $69,815.2 thousand and $82,127.7 thousand in 1995 and 1994, respectively. Total income included in net investment income for these loans was approximately $36,771.6 thousand and $33,060.7 thousand in 1995 and 1994, respectively.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

4. DERIVATIVES

Interest Rate Swaps

 The Company enters into derivatives contracts, particularly interest rate swaps, to hedge interest rate exposures arising from mismatched assets and li-abilities. Under interest rate swaps, the Company agrees to exchange, at spec-ified intervals, the difference between fixed-rate and floating-rate interest amounts calculated on an agreed-upon notional principal amount. Because asset durations have historically been shorter than liabilities, the Company gener-ally agrees to pay a floating rate, to lengthen the duration of its assets. Because the size of swap positions needed to reduce the impact of market fluc-tuations on surplus varies over time, the Company may close out swap positions or enter into swaps in which it receives the floating rate and pays the fixed rate to reduce its net position.

 At December 31, 1995, $646,800.1 thousand notional principal amount of such pay-floating swaps and receive-fixed swaps was in effect. The original term to maturity for these swaps is typically three to five years. The Company's cur-rent credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. At December 31, 1995 and 1994, the market value of interest rate swaps in a favorable position was $0 and $484.0 thousand, respectively, while the value of all positions was $31,506.2 thou-sand $111,686.0 thousand unfavorable, respectively.

5. POSTRETIREMENT BENEFIT AND SAVINGS PLANS

 The Company's Home Office Retirement Plan and related Select Employees' Sup-plemental Retirement Plan (together the "Plan") covers substantially all of its employees. Retirement benefits are based primarily on years of service and the employee's final average salary. The Company's funding policy is to con-tribute annually an amount that can be deducted for federal income tax pur-poses using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1995 and 1994 was $7,554.0 thousand and $7,642.2 thousand, respec-tively.

 The following information for the Plan includes amounts relating to unconsol-idated non-wholly-owned affiliates. Accordingly, the amounts presented are greater than the Company's share.

                                                               1995      1994
                                                               ----      ----
                                                              (IN THOUSANDS)
Actuarial present value of accumulated plan benefits.......  $119,000  $104,000
                                                             ========  ========
Projected benefit obligation...............................  $168,000  $157,000
                                                             ========  ========
Net assets available for plan benefits.....................  $116,000  $ 97,000
                                                             ========  ========
Unrecognized prior service cost............................  $  3,954  $  4,397
                                                             ========  ========
Unrecognized net (loss) from past experience different from
 that assumed..............................................  $(47,300) $(60,886)
                                                             ========  ========
Unamortized transition gains...............................  $  5,185  $  6,355
                                                             ========  ========

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

 The components of net pension cost were:

                                                               1995      1994
                                                               ----      ----
                                                              (IN THOUSANDS)
Service cost................................................ $  4,797  $  6,575
Interest cost...............................................   11,012    10,590
Actual return on plan assets................................  (20,891)    2,121
Net amortization and deferral...............................   12,729   (10,002)
Costs allocated to affiliates...............................      (93)   (1,642)
                                                             --------  --------
Net periodic pension cost................................... $  7,554  $  7,642
                                                             ========  ========

 The weighted average discount rate was 8.0% and 7.5% in 1995 and 1994, re-spectively. The rate of increase in future compensation levels used in deter-mining the actuarial present value of the projected benefit was 5.0% for 1995 and 1994. Plan assets consist of bonds, stocks, real estate and insurance con-tracts and have an assumed long-term rate of return of 8.5% for 1995 and 1994.

 The Company has defined contribution and contributory pension and savings plans, covering substantially all of its employees and full-time agents, and deferred compensation plans, for agents who meet certain service requirements, for certain senior officers and directors, and general agents. The Company's contributions to these plans, charged to operations in 1995 and 1994, were $15,755.4 thousand and $17,324.8 thousand, respectively.

6. OTHER POSTRETIREMENT BENEFITS

 In addition to providing pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees become eligible for these benefits if they have met certain age and service requirements at retirement. The Company intends to fund the accu-mulated postretirement benefit obligation as benefits become due.

 The following sets forth the plan's funded status reconciled with amounts re-ported in the Company's balance sheet.

                                                                1995     1994
                                                                ----     ----
                                                               (IN THOUSANDS)
Accumulated postretirement benefit obligation:
  Retirees.................................................... $31,696  $31,367
  Fully eligible active plan participants.....................   7,075    5,839
                                                               -------  -------
Total.........................................................  38,771   37,206
  less: unrecognized transition obligation....................  36,091   41,030
  plus: unrecognized net gain.................................   4,915    9,995
                                                               -------  -------
Accrued postretirement benefit liability...................... $ 7,595  $ 6,171
                                                               =======  =======
The components of net postretirement benefit cost were:
  Estimated eligibility cost.................................. $   872  $   860
  Interest cost...............................................   2,870    2,928
  Amortization of transition obligation over 20 years.........   2,123    2,280
  Amortization of gain over 17 years..........................    (642)    (613)
                                                               -------  -------
Net postretirement benefit cost............................... $ 5,223  $ 5,455
                                                               =======  =======

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

 Net postretirement benefit costs for the year ended December 31, 1995 in-cludes the expected cost of such benefits for newly vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The dis-count rate used to determine the net postretirement benefit cost was 8.5% and 8.0% in 1995 and 1994, respectively. The Company made contributions to the plan of $3,799.0 thousand and $3,579.0 thousand in 1995 and 1994, respective-ly, as claims were incurred.

 The discount rate used to determine the accumulated postretirement benefit obligation was 7.25% and 8.5% for 1995 and 1994, respectively, and the health care cost trend rate was 8.6% graded to 5.5% over 8 years in 1995 and 9% graded to 5.5% over 9 years for 1994. The health care cost trend rate assump-tion has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

 The estimated accumulated benefit obligation for active nonvested employees was $14,200.0 thousand and $13,300.0 thousand at December 31, 1995 and 1994, respectively.

7. FEDERAL INCOME TAXES

 Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated fed-eral income tax return with its life insurance subsidiaries and its wholly-owned non-life insurance subsidiaries.

 The Internal Revenue Service has completed its examination of the Company's income tax returns through 1991 and is currently examining the income tax re-turns for 1992 and 1993. The Company is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the fi-nancial statements.

 The tax benefit of capital losses was $23,519.0 thousand and $16,507.0 thou-sand for 1995 and 1994, respectively.

8. NOTES PAYABLE

 Notes payable (included in other liabilities) consist of:

                                                                 DECEMBER 31
                                                               ----------------
                                                                1995     1994
                                                                ----     ----
                                                                (IN THOUSANDS)
6% Demand Note Payable........................................ $26,784 $    --
Floating Rate Notes Payable...................................     --   124,338
Commercial Paper..............................................   6,693    6,697
                                                               ------- --------
    Total..................................................... $33,477 $131,035
                                                               ======= ========

 The floating rate (one month LIBOR plus .25%) notes were payable solely from, and were collateralized by, $666,147.0 thousand of senior certificates. These senior certificates were collateralized mortgage obligations included in bonds on the Company's balance sheet. Interest and principal were paid monthly solely from the cash flow of the senior certificates. The notes were fully paid by August, 1995. The carrying value of the notes payable approximated their fair values which were estimated based upon current market interest rates for similar debt.

9. SURPLUS NOTES

 In February, 1994, the Company privately placed $150,000 thousand, aggregate principal amount, of 7 7/8% Surplus Notes (the "Notes"), due February 15, 2024, with semi-annual interest payments. The Notes are expressly subordinate in

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------
right of payment to policy claims and other indebtedness of the Company. The Notes are not subject to redemption by the Company or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes net of discount and costs of issuance amounted to $145,931.8 thousand.

 These proceeds were received in cash and have been reflected in surplus. Each payment of interest on and principal of the Notes may be made only with the prior approval of the Massachusetts Commissioner of Insurance (the "Commis-sioner"). The Company will not accrue any liability for payment of interest or principal prior to obtaining the Commissioner's approval for payment. Accrued interest, approved by the Commissioner, as of December 31, 1995 was $4,462.8 thousand. Total interest expense on the Notes was $11,812.5 thousand in 1995 and $10,551.2 thousand in 1994, respectively.

10. SURPLUS

 Other changes to surplus consist of:

                                                               1995      1994
                                                             --------  --------
                                                              (IN THOUSANDS)
Net unrealized capital gains or (losses).................... $ 75,281  $(80,819)
Change in valuation bases of policyholders' reserves........  (50,804)      --
Change in investment reserves...............................  (67,571)   63,524
Special purpose surplus funds...............................  (18,381)   67,651
Other changes in surplus....................................   (6,549)   (8,973)
                                                             --------  --------
    Total................................................... $(68,024) $ 41,383
                                                             ========  ========

11. REINSURANCE

 The Company's practice on individual products is to retain not more than $5,000,000 of risk on any person, excluding accidental death benefits. Total individual life premiums ceded were $150,095.1 thousand and $80,498.0 thousand at December 31, 1995 and 1994, respectively. The Company also reinsures a por-tion of its group life business. The group life premiums ceded were $11,142.5 thousand and $12,470.0 thousand at December 31, 1995 and 1994, respectively.

 The total individual and group life insurance in force ceded was $15.4 bil-lion and $16.0 billion at December 31, 1995 and 1994, respectively.

 In 1994, the Company reinsured, under a traditional reinsurance arrangement, approximately 24% of a block of ordinary whole life insurance policies issued between 1979 and 1993 and not otherwise reinsured with a wholly-owned subsidi-ary which retroceded half that block with an unaffiliated reinsurer. As part of the transaction, the Company amortizes the ceding allowance it received in 1994, producing an increase in net income of $4,445.1 thousand in 1995.

 As part of joint venture agreements to market group health and individual disability income products, the Company reinsures with its partners. The pre-miums ceded under these agreements were $122,612.5 thousand and $115,121.6 thousand in 1995 and 1994, respectively. Under a separate reinsurance arrange-ment, effective January 1, 1993, the Company reinsures with its joint venture partners 80% of all small group business. The premiums ceded under this ar-rangement were $125,252.1 thousand and $108,293.4 thousand in 1995 and 1994, respectively.

 Business is ceded to reinsurers on the yearly renewable term, coinsurance, and modified coinsurance bases. The Company is party to a number of reinsur-ance agreements with non affiliated insurers by means of which, consistent with usual industry practices, some or all of the mortality or morbidity risk of the Company is transferred to the other companies. The Company assumes a small amount of retrocessions from reinsurers and a small amount of reinsur-ance from an affiliate.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

 The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.

 In 1995 the Company recognized a $14,100.0 thousand after tax loss on the re-capture of two surplus relief treaties.

12. COMMITMENTS AND CONTINGENCIES

 The Company's obligations with respect to $89,850.0 thousand of zero-coupon Eurobonds due in 1999 issued by an unconsolidated subsidiary in 1985 (and se-cured by mortgage loans of the issuer) include obligations to substitute col-lateral for any defaulted mortgage loan and to provide sufficient funds to the issuer to enable redemption as a result of any amendment of United States tax law which would require the issuer to withhold taxes on interest payments. The Company's obligations with respect to the bonds are subordinated to obliga-tions to policyholders. The balance of these Eurobonds, net of unamortized discount, was $63,310.0 thousand as of December 31, 1995.

 The Company is guarantor of the obligations arising out of certain financial instruments issued by a limited partnership in which the Company has an in-vestment. The financial instruments guaranteed by the Company include interest rate swap and option contracts between the partnership and other counterparties. The Company is exposed to credit loss in the event of nonper-formance by the other parties to the interest rate swap and option contracts. As of December 31, 1995 contracts in a loss position amounted to $36.0 million and contracts in a gain position amounted to $40.3 million.

 A 1985 agreement, under which the Company sold tax-exempt mortgage loans, ob-ligates the Company to repurchase defaulted loans. As of December 31, 1995, the principal amount of the tax-exempt loans outstanding was $8,246.8 thou-sand.

 In addition, at December 31, 1995, the Company is a guarantor of $272,166.9 thousand of outstanding indebtedness and other obligations, lease obligations of $60,813.6 thousand and municipal reinvestment contract obligations of $142,556.0 thousand. The Company's obligations with respect to the outstanding indebtedness, leases and municipal reinvestment contracts are subordinated to obligations to policyholders. The Company has standby commitments to provide permanent mortgage financing of $113,558.6 thousand as of December 31, 1995.

 Management does not anticipate any losses in connection with the above that would have a material effect on its financial position.

 The Company and Copley Real Estate Advisors, Inc. ("Copley"), an indirect, majority-owned subsidiary of the Company, are parties to lawsuits arising out of investments made by institutional investors in certain real estate separate accounts of the Company, which are or were advised by Copley.

 There are currently two lawsuits pending.

 First, on July 30, 1993, the Washington State Investment Board ("WSIB") filed suit against the Company and Copley in the Superior Court of the State of Washington for Thurston County. The WSIB's suit alleges that certain public employee retirement plans whose funds were invested by the WSIB have lost over $600.0 million of the $800.0 million they invested in the Prentiss/Copley In-vestment Group ("PCIG") and certain other real estate ventures advised by Cop-ley. The suit seeks rescission of the investments and repayment of the amounts invested, or alternatively, money damages, plus interest, attorneys' fees and costs, together with disgorgement of fees and profits received by the Company and Copley. The Company and Copley have filed an answer denying all liability to WSIB and raising a number of affirmative defenses. Production of documents is substantially complete. The Company and Copley have completed a substantial number of depositions of WSIB witnesses, and WSIB has begun its depositions of Company and Copley witnesses. The suit is scheduled for trial beginning on September 9, 1996.

-------------------------------------------------------------------------------
                  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------

 Second, on July 30, 1993, the State Teachers Retirement System of Ohio ("Ohio Board") filed suit against the Company and Copley in the United States Dis-trict Court for the Southern District of Ohio. The Ohio Board alleges that it has lost substantially all of the value of its $50.0 million investment in PCIG and seeks restoration of that amount, plus interest and disgorgement of profits made by the Company and Copley, as well as attorneys' fees and costs. Production of documents is substantially complete. No substantive depositions have been taken by the Ohio Board, nor has the Company taken any substantive depositions of Ohio Board witnesses. The court has not set a discovery sched-ule, nor has a trial date been set.

 The ultimate outcome of the WSIB and Ohio Board suits cannot be predicted. However, while there can be no assurance, the Company believes these suits should not result in losses that would have a material adverse effect on the Company's financial condition. The Company and Copley intend to defend the ac-tions vigorously. In 1995, the Company established a reserve of $10.0 million on its financial statements with respect to the WSIB lawsuit. The Company has agreed to indemnify Copley against any and all liability and expense arising out of these suits or out of other claims or actions relating to the Washing-ton State retirement plans' or the Ohio Board's investments.

 In addition to the two lawsuits described above, the Company is involved in various litigation in the ordinary course of business. In the opinion of man-agement, this litigation should not result in judgments or settlements which, in the aggregate, would have a material adverse effect on the Company's finan-cial condition.

13. SUBSEQUENT EVENT

 The Company and Metropolitan Life Insurance Company (MetLife) have entered into a definitive agreement, effective as of August 16, 1995, pursuant to which the Company would be merged with and into MetLife. The closing of the merger is subject to various conditions, including but not limited to the ob-taining of various regulatory approvals and the approvals of the policyholders of both companies. It is currently anticipated that the merger will be consum-mated during the second quarter of 1996.

 The carrying value of the Company's assets is based, in part, on the assump-tion that they will be held indefinitely as long-term investments. It is rea-sonably possible that MetLife could change the investment objectives of the portfolio subsequent to the merger and dispose of certain assets, particularly mortgage and real estate holdings. If so, the realizable value of those assets could be reduced in the near term.

-------------------------------------------------------------------------------
                      NEW ENGLAND VARIABLE ANNUITY FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PART C. OTHER INFORMATION
-------------------------------------------------------------------------------

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

 (1) The following financial statements of the Registrant are included in Part B of this Registration Statement:

  Statement of Assets and Liabilities as of December 31, 1995.

  Statement of Operations for the year ended December 31, 1995.

  Statement of Changes in Net Assets for the years ended December 31, 1994 and 1995.

  Statement of Supplementary Information--Selected Per Unit Data and Ratios.

  Notes to Financial Statements.

  Schedule of Investments as of December 31, 1995.

 (2) The following financial statements of the Company are included in Part B of this Registration Statement:

  Balance Sheet as of December 31, 1994 and 1995.

  Statement of Operations for the years ended December 31, 1994 and 1995.

  Statement of Unassigned Surplus for the years ended December 31, 1994 and 1995.

  Statement of Cash Flows for the years ended December 31, 1994 and 1995.

  Notes to Financial Statements.

(b) Exhibits

 (1) Resolutions of the Board of Directors of New England Mutual Life Insur-ance Company establishing the New England Variable Annuity Fund I (the "Fund") are incorporated herein by reference to Registration Statement on Form N-8b-1 (No. 811-1930) filed on August 26, 1969.

 (2) Amended and Restated Rules and Regulations of the Fund are incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-3 (File No. 2-34420) filed on April 28, 1995.

 (3) Form of Safekeeping Agreement is incorporated herein by reference to Reg-istration Statement on Form N-8b-1 and Amendment No. 1 thereto filed on Sep-tember 30, 1970. Amendment to Safekeeping Agreement dated August 29, 1991 is incorporated herein by reference to Post-Effective Amendment No. 43 to Regis-tration Statement on Form N-3 (File No. 2-34420) filed on April 30, 1992.

 Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement (No. 2-34420) filed on January 24, 1980.

 (4) Form of Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to Registration Statement on Form N-3 (File No. 2-34420) filed on April 29, 1994.

 (5) Form of Distribution Agreement is incorporated herein by reference to Registration Statement on Form N-8b-1 and Amendment No. 1 thereto.


                                     III-1

 (6) Form of variable annuity contracts are incorporated herein by reference to Registration Statement on Form N-8b-1 and Amendment No. 1 thereto.

  (i) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-3 (File No. 2-34420) filed on April 24, 1989.

  (ii) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 40 on Form N-3 (File No. 2-34420) filed on April 24, 1989.

 (7) Form of application is incorporated herein by reference to Registration Statement on Form N-8b-1 and Amendments No. 1 and 2 thereto.

 (8) (i) Copy of the charter of the Company is incorporated herein by refer-ence to Post-Effective Amendment No. 34 on Form N-3 (File No. 2-34420) filed on April 30, 1986.

 (ii) Copy of By-Laws of the Company is incorporated herein by reference to Post-Effective Amendment No. 43 on Form N-3 (File No. 2-34420) filed on April 30, 1992.

 (9) None

 (10) None

 (11) Form of Administrative Agreement is incorporated herein by reference to Registration Statement on Form N-8b-1 and Amendment No. 1 thereto.

 (12) Opinion and Consent of Marie C. Swift, Esq.

 (13) (i) Consent of Coopers & Lybrand L.L.P.

 (ii) Consent of Ropes & Gray.

 (14) None.

 (15) None.

 (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 45 on Form N-3 (File No. 2-34420) filed on April 29, 1994.

 (17) Powers of Attorney. (Additional Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 45 on Form N-3 (File No. 2-34420) filed on April 29, 1994 and Post-Effective Amendment No. 46 on Form N-3 (File No. 2-34420) filed on March 1, 1995.)

ITEM 29. DIRECTORS AND OFFICERS OF THE NEW ENGLAND

                                                                   POSITIONS AND
        NAME AND PRINCIPAL            POSITIONS AND OFFICES        OFFICES WITH
         BUSINESS ADDRESS              WITH THE NEW ENGLAND         REGISTRANT
        ------------------         ---------------------------  -------------------
Susan C. Crampton................. Director                             --
127 Tarbox Road
Jericho, VT 05465

Burton A. Dole, Jr................ Director                             --
Chairman
Puritan-Bennett Corporation
9401 Indian Creek Parkway
Overland Park, Kansas 66225-5905


                                     III-2

                                                                  POSITIONS AND
       NAME AND PRINCIPAL            POSITIONS AND OFFICES        OFFICES WITH
        BUSINESS ADDRESS              WITH THE NEW ENGLAND         REGISTRANT
       ------------------         ---------------------------  -------------------
Edward A. Fox.................... Director                             --
RR Box 67-15
Harborside, ME 04642
Paul E. Gray..................... Director                             --
Chairman of the Corporation
Massachusetts Institute of
Technology
77 Massachusetts Avenue
Cambridge, MA 02139
Evelyn E. Handler................ Director                             --
Executive Director & CEO
California Academy of Sciences
Golden Gate Park
San Francisco, CA 94118-4599
Kernan F. King*.................. Director; President, New             --
                                  England Life
Charles M. Leighton.............. Director                             --
Chairman and Chief Executive
Officer
CML Group, Inc.
524 Main Street
Acton, MA 01720
Thomas J. May.................... Director                             --
Chairman and Chief Executive
Officer
Boston Edison Company
800 Boylston Street
Boston, MA 02199
Roy W. Menninger, M.D............ Director                             --
Chairman of the Trustees
The Menninger Foundation
Box 829
Topeka, KS 66601
Robert E. Schneider*............. Director, Executive Vice             --
                                  President and Chief
                                  Financial Officer
Robert A. Shafto*................ Chairman of the Board,               --
                                  Director, President and
                                  Chief Executive Officer
Rand N. Stowell.................. Director                             --
President
United Timber Corp.
P.O. Box 650
Pine Street
Dixfield, ME 04224

-------

* Principal Business Address: 501 Boylston Street, Boston, MA 02116


                                     III-3

                                                                   POSITIONS AND
       NAME AND PRINCIPAL             POSITIONS AND OFFICES        OFFICES WITH
        BUSINESS ADDRESS               WITH THE NEW ENGLAND         REGISTRANT
       ------------------          ---------------------------  -------------------
Alexander B. Trowbridge..........  Director                             --
President
Trowbridge Partners Inc.
1317 F Street, NW
Suite 500
Washington, D.C. 20036
Peter S. Voss....................  Director                             --
Chairman, President and Chief
Executive Officer
New England Investment Companies,
L.P.
399 Boylston Street
Boston, MA 02116
James P. Bossert*................  Vice President and                   --
                                   Controller
Chester R. Frost*................  Senior Vice President and            --
                                   Treasurer
James A. Gallaher*...............  Vice President and                   --
                                   Secretary
Edward C. Hall*..................  President, New England               --
                                   Services
Chester T. Lewandowski*..........  Vice President and Actuary           --
Bruce C. Long*...................  President, New England               --
                                   Annuities
Gregory A. Ross*.................  President, TNE Information           --
                                   Services
Daniel J. Toran*.................  Executive Vice President,            --
                                   Sales & Marketing
H. James Wilson*.................  Executive Vice President             --
                                   and General Counsel
John W. Wright*..................  President, New England               --
                                   Employee Benefits Group
Frederick K. Zimmermann*.........  Executive Vice President             --
                                   and Chief Investment
                                   Officer

-------
* Principal Business Address: 501 Boylston Street, Boston, MA 02116


                                     III-4

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

 The following list provides information regarding the direct and indirect (indicated by the hyphen) subsidiaries of The New England. The New England is a mutual life insurance company organized under the laws of Massachusetts and is not under common control with any person. No person is controlled by or under common control with Registrant.

                     SUBSIDIARIES OF THE NEW ENGLAND

                                         PERCENTAGE
                                         OF VOTING
                                         SECURITIES
                                          OWNED BY
                              STATE OF    THE NEW
         COMPANY            ORGANIZATION  ENGLAND        PRINCIPAL BUSINESS
         -------            ------------ ---------- ---------------------------
Boylston Capital Advisors,       MA         100%    inactive
Inc.......................
-New England Portfolio           MA         100%    investment advisor to
Advisors, Inc.............                          insurance company Separate
                                                    Account investors
COAC Co., Inc.............       MA         100%    holding company for
                                                    corporation with interests
                                                    in real estate joint
                                                    ventures and partnerships
CRB Co. Inc...............       MA         100%    real estate investment
                                                    holding corporation
CRH Companies, Inc........       MA         100%    limited partner of general
                                                    partner of publicly offered
                                                    limited partnership
-South Sarasota...........       FL         100%    real estate investment
                                                    holding corporation
                                                    (inactive)
DPA Holding Corporation...       MA         100%    real estate investment
                                                    holding corporation
Exeter Reassurance            Bermuda       100%    reinsurance
Company, Ltd..............
GA Holdings Companies,           MA         100%    corporate partner for real
Inc.......................                          estate investment (inactive)
L/C Development                  CA         100%    corporate partner for real
Corporation...............                          estate investment
LC Park Place Corporation.       CA         100%    corporate partner for real
                                                    estate investment (inactive)
Lyons/Copley Development         CA         100%    general partner in general
Corporation...............                          account joint ventures
Mercadian Capital L.P.....       DE       limited   dealer in interest rate and
                                          partner   currency swaps
                                            95%
-Mercadian Securities           U.K.        95%     holding company (inactive)
(Holdings) U.K. ..........
-Mercadian Securities           U.K.        95%     broker-dealer (inactive)
International Ltd.........


                                     III-5

                                       PERCENTAGE
                                        OF VOTING
                                       SECURITIES
                                        OWNED BY
                            STATE OF     THE NEW
        COMPANY           ORGANIZATION   ENGLAND         PRINCIPAL BUSINESS
        -------           ------------ -----------  ---------------------------
Mercadian Funding L.P...       DE        limited    party to investment and
                                       partnership  repurchase agreements with
                                         interest   tax-exempt bond issuers
                                           95%
-Mercadian Funding......       DE       100% owned  party to investment and
                                            by      repurchase agreements with
                                        Mercadian   tax-exempt bond issuers
                                         Funding
                                           L.P.
NEL Partnership                MA          100%     general partner of private
Investments I, Inc......                            limited partnership
NELRECO Troy, Inc.......       MA          100%     real estate investment
                                                    holding, developing,
                                                    leasing corporation
                                                    (inactive)
Newbury Insurance           Bermuda        100%     issuer of life insurance
Companies, Limited......                            agent's professional
                                                    liability insurance
New England Investment         MA          100%     general partner of New
Companies, Inc..........                            England Investment
                                                    Companies, L.P.
New England Investment         DE         55.9%     investment adviser and
Companies, L.P..........                            holding company for The New
                                                    England's investment
                                                    related operating
                                                    affiliates
New England Life               MA          100%     issuer of commercial
Mortgage Funding                                    mortgage-backed securities
Corporation.............
New England Pension and        DE          100%     insurance
Annuity Company.........
New England Securities         MA          100%     broker-dealer
Corporation.............
-Hereford Insurance            MA          100%     insurance agency
Agency, Inc. ...........
-Hereford Insurance            AL          100%     insurance agency
Agency of Alabama, Inc..
-Hereford Insurance            MN          100%     insurance agency
Agency of Minnesota,
Inc.....................
New England Variable           DE          100%     insurance
Life Insurance Company..
Omega Reinsurance              AZ          100%     reinsurance
Corporation.............
TNE-Y, Inc..............       DE          100%     corporate partner for real
                                                    estate investment (inactive)
TNE Advisers, Inc.......       MA          100%     investment adviser to the
                                                    New England Zenith Fund
TNE Funding Corporation.       DE          100%     issuer of commercial
                                                    mortgage-backed securities
TNE Information Systems.       MA          100%     software

                                     III-6

 The above list does not include real estate joint ventures and partnerships of which The New England is an investment partner. Also, it does not include approximately 70 nonoperating subsidiaries of COAC Co., Inc. which generally have as their sole assets certain real estate partnership interests. The New England files its financial statements on a statutory basis and therefore the financial statements of its subsidiaries are not included herein.

 The following list provides information about the direct and indirect (indi-cated by a hyphen) subsidiaries of New England Investment Companies, L.P. The New England is the direct owner of 55.9% of the voting securities of New En-gland Investment Companies, L.P.

            SUBSIDIARIES OF NEW ENGLAND INVESTMENT COMPANIES, L.P.

                                        PERCENTAGE
                                         OF VOTING
                                        SECURITIES
                                           OWNED
                                       INDIRECTLY BY
                            STATE OF      THE NEW
        COMPANY           ORGANIZATION    ENGLAND         PRINCIPAL BUSINESS
        -------           ------------ ------------- ---------------------------
Back Bay Advisors, Inc..       MA          55.9%     general partner of
                                                     investment adviser
Back Bay Advisors, L.P..       DE          55.9%     investment adviser
BBC Investment Advisors,       MA          55.9%     general partner of
Inc.....................                             investment adviser
BBC Investment Advisors,       DE          55.9%     investment adviser
L.P.....................
Capital Growth                 MA        NEIC, L.P.  investment adviser
Management Limited                        owns 50%
Partnership                               limited
                                        partnership
                                          interest
Copley Investment Group,       MA          55.9%     general partner of private
Inc.....................                             limited partnerships
Copley Management and          DE          55.9%     investment adviser
Advisors, L.P...........
Copley Public                  DE          55.9%     manage units and other
Partnership Holding,                                 interests in limited
L.P.....................                             partnerships
Copley Real Estate             MA          55.9%     real estate manager and
Advisors, Inc...........                             adviser
-Copley Advisors, Inc...       MA          55.9%     investment adviser
-Copley Properties             MA          55.9%     general partner of publicly
Company, Inc............                             offered limited partnership
-Copley Properties             MA          55.9%     general partner of publicly
Company II, Inc.........                             offered limited partnership
-Copley Properties             MA          55.9%     managing general partner of
Company III, Inc........                             publicly offered limited
                                                     partnership
-Copley Securities             MA          55.9%     Massachusetts securities
Corporation.............                             corporation (buys, sells,
                                                     holds, securities
                                                     exclusively for own account)
-CTR Corporation........       MA          55.9%     real estate investment
-Eighth Copley                 MA          55.9%     real estate investment
Corporation.............                             holding, developing and
                                                     leasing corporation


                                     III-7

                                          PERCENTAGE
                                          OF VOTING
                                          SECURITIES
                                           OWNED BY
                               STATE OF    THE NEW
          COMPANY            ORGANIZATION  ENGLAND        PRINCIPAL BUSINESS
          -------            ------------ ---------- ---------------------------
-Fifth Copley Corporation..       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Fifth Singleton                  MA        55.9%    general partner of private
Corporation................                          limited partnership
-First Income Corporation..       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Fourth Copley Corporation.       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Fourth Income Corporation.       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Fourth Singleton                 MA        55.9%    (inactive) organized for
Corporation................                          use in connection with
                                                     limited partnership
-New England Investment           DE        55.9%    insurance agent and
Associates, Inc............                          marketer of financial
                                                     products and services to
                                                     institutional investors
-Second Income Corporation.       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Seventh Copley                   MA        55.9%    general partner of publicly
Corporation................                          offered limited partnership
-Sixth Copley Corporation..       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Sixth Singleton                  MA        55.9%    general partner of private
Corporation................                          limited partnership
-Third Income Corporation..       MA        55.9%    general partner of publicly
                                                     offered limited partnership
-Third Singleton                  MA        55.9%    general partner of private
Corporation................                          limited partnership
CREA Limited Partnership...       MA        55.9%    real estate manager and
                                                     adviser
FundTech Services, L.P.....       DE        55.9%    broker-dealer, transfer
                                                     agent
Graystone Partners, Inc....       DE        55.9%    general partner of
                                                     consulting and marketing
                                                     agent
Graystone Partners, L.P....       DE        55.9%    consulting and marketing
                                                     agent for asset management
                                                     services
Harris Associates Inc......       DE        55.9%    general partner of
                                                     investment adviser
Harris Associates L.P......       DE        55.9%    investment adviser


                                     III-8

                                         PERCENTAGE
                                         OF VOTING
                                         SECURITIES
                                          OWNED BY
                              STATE OF    THE NEW
          COMPANY           ORGANIZATION  ENGLAND        PRINCIPAL BUSINESS
          -------           ------------ ---------- ---------------------------
Loomis, Sayles & Company,        MA        55.9%    general partner of
Inc........................                         investment adviser
Loomis, Sayles & Company,        DE        55.9%    investment adviser
L.P........................
Marlborough Capital              MA        55.9%    general partner of
Advisors, Inc..............                         investment manager
Marlborough Capital              DE        55.9%    investment manager
Advisors, L.P..............
MC Management, Inc.........      MA        55.9%    general partner of MC
                                                    Management, L.P.
MC Management, L.P.........      DE        55.9%    general and limited partner
                                                    of limited partnership that
                                                    serves as general partner
                                                    of private investment
                                                    partnership
NEF Corporation............      MA        55.9%    general partner of mutual
                                                    fund wholesale broker-
                                                    dealer, transfer agent and
                                                    of investment adviser
NEIC Holdings, Inc.........      MA        55.9%    holding company
New England Funds, L.P.....      DE        55.9%    mutual fund wholesale
                                                    broker-dealer and transfer
                                                    agent
New England Funds                DE        55.9%    investment adviser
Management, L.P............
R & T Asset Management,          MA        55.9%    general partner to
Inc........................                         investment advisers
Reich & Tang Asset               DE        55.9%    investment adviser
Management, L.P............
Reich & Tang Distributors,       DE        55.9%    mutual fund wholesale
L.P........................                         broker-dealer and transfer
                                                    agent
Westpeak Investment              MA        55.9%    general partner of
Advisors, Inc..............                         investment adviser
Westpeak Investment              DE        55.9%    investment adviser
Advisors, L.P..............

ITEM 31. NUMBER OF CONTRACTOWNERS

 As of March 8, 1996, there were 1,222 owners of tax-qualified contracts and 246 owners of non-qualified contracts offered by Registrant.

ITEM 32. INDEMNIFICATION

 Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

 "The Fund shall indemnify each of the members its Board of Managers and offi-cers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a sharehold-er, creditor

                                     III-9
or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his be-ing or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately de-termined that indemnification of such expenses is not authorized under this Article.

 "As to any matter disposed of by a compromise payment by such member or offi-cer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such com-promise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause
(b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or of-ficer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursu-ant to clause (c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudi-cated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

 "The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Manag-ers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another ac-tion, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to in-demnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

 In addition, the Registrant's investment adviser maintains a professional li-ability insurance policy with maximum coverage of $6 million under which the Registrant and its managers are named insureds.

 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification may be against public policy as ex-pressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit

                                    III-10
or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 Capital Growth Management Limited Partnership, the Registrant's investment adviser, provides investment advice to other registered investment companies and to other organizations and individuals. Such adviser's sole general part-ner, Kenbob Inc., has not engaged during the past two fiscal years in any other businesses, professions, vocations or employments of a substantial na-ture.

ITEM 34. PRINCIPAL UNDERWRITERS

 (a) New England Securities Corporation also serves as principal underwriter for:

 New England Zenith Fund
 New England Retirement Investment Account
 The New England Variable Account
 New England Variable Life Separate Account
 New England Variable Annuity Separate Account

 (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                         POSITIONS AND            POSITIONS AND
                                          OFFICES WITH               OFFICES
              NAME                   PRINCIPAL UNDERWRITER       WITH REGISTRANT
              ----                ---------------------------  -------------------
Thomas W. McConnell*............. Director, President and CEO         None
Kernan F. King**................. Chairman of Board, Director         None
Beverly J. DeWitt**.............. Assistant Secretary                 None
Anne M. Goggin**................. Vice President, General             None
                                  Counsel, Secretary and
                                  Clerk
Mark F. Greco*................... Vice President                      None
Laura A. Hutner*................. Vice President                      None
Peter G. Lahaie*................. Assistant Vice President,           None
                                  Chief Financial Officer and
                                  Controller
Albert R. Margeson, Jr.*......... Senior Vice President               None
Robert F. Regan***............... Vice President                      None
Jonathan M. Rozek*............... Vice President                      None
Robert E. Schneider**............ Director                            None
Michael E. Toland*............... Vice President, Chief               None
                                  Compliance Officer,
                                  Assistant Secretary and
                                  Assistant Clerk

-------
Principal Business Address:*399 Boylston Street, Boston, MA 02116
                   **501 Boylston Street, Boston, MA 02116
                   ***500 Boylston Street, Boston, MA 02116


                                    III-11

 (c)

         (1)                 (2)           (3)          (4)         (5)
                             NET
       NAME OF          UNDERWRITING  COMPENSATION
      PRINCIPAL         DISCOUNTS AND REDEMPTION OR  BROKERAGE     OTHER
     UNDERWRITER         COMMISSIONS  ANNUITIZATION COMMISSIONS COMPENSATION
     -----------        ------------- ------------- ----------- ------------
New England                $39,551           0            0           0
Securities Corporation

 Commissions are paid by The New England directly to agents who are registered representatives of the principal underwriter.

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

 The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

 (a)Registrant

 (b)State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

 (c)New England Securities Corporation
   399 Boylston Street
   Boston, Massachusetts 02116

 (d)Capital Growth Management Limited Partnership
   One International Place
   Boston, Massachusetts 02110

ITEM 36. MANAGEMENT SERVICES

 Not applicable

ITEM 37.  UNDERTAKINGS

 Registrant hereby makes the following undertakings:

  (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

  (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written com-munication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

  (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;

  (4) The undertakings required by Reg. 270.6c-7, previously made in Item 10 of Part II of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1 (File No. 2-34420) filed on March 1, 1985 and incorporated herein by reference; and

  (5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

                                    III-12

                                  SIGNATURES

  AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, NEW ENGLAND VARIABLE ANNUITY FUND I, HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF BOSTON, AND COMMONWEALTH OF MASSACHUSETTS ON THIS 29TH DAY OF MARCH, 1996.

                                       New England Variable Annuity Fund I


                                       By:      Frederick K. Zimmermann+
                                           ------------------------------------
                                                Frederick K. Zimmermann
                                           Chairman of the Board of Managers

  AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                      TITLE              DATE

     Frederick K. Zimmermann+        Chairman of the
-----------------------------------   Board of            March 29, 1996
      FREDERICK K. ZIMMERMANN         Managers;
                                      Principal
                                      Executive Officer

          Anne M. Goggin+            Member of the
-----------------------------------   Board               March 29, 1996
          ANNE M. GOGGIN

         Nancy Hawthorne+            Member of the
-----------------------------------   Board               March 29, 1996
          NANCY HAWTHORNE

        Joseph M. Hinchey+           Member of the
-----------------------------------   Board               March 29, 1996
         JOSEPH M. HINCHEY

     Richard S. Humphrey, Jr.+       Member of the
-----------------------------------   Board               March 29, 1996
     RICHARD S. HUMPHREY, JR.

       Robert B. Kittredge+          Member of the
-----------------------------------   Board               March 29, 1996
        ROBERT B. KITTREDGE

         Laurens MacLure+            Member of the
-----------------------------------   Board               March 29, 1996
          LAURENS MACLURE

       Dale Rogers Marshall+         Member of the
-----------------------------------   Board               March 29, 1996
       DALE ROGERS MARSHALL

         Joseph F. Turley+           Member of the
-----------------------------------   Board               March 29, 1996
         JOSEPH F. TURLEY


By:   /s/ Marie C. Swift
    -------------------------------
          MARIE C. SWIFT

+ Executed by Marie C. Swift behalf of those indicated pursuant to a Power-of-attorney filed herewith.

                                    III-13

                                  SIGNATURES

  AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY HAS CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF BOSTON, AND COMMONWEALTH OF MASSACHUSETTS ON THIS 29TH DAY OF MARCH, 1996.

                                       New England Mutual Life Insurance
                                        Company


                                       By:     /s/  Anne M. Goggin
                                           ------------------------------------
                                                    Anne M. Goggin
                                               Vice President and Counsel

  AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                      TITLE              DATE

         Robert A. Shafto*           Chairman,
-----------------------------------   President and       March 29, 1996
         ROBERT A. SHAFTO             Chief Executive
                                      Officer

         Chester R. Frost*           Senior Vice
-----------------------------------   President,          March 29, 1996
         CHESTER R. FROST             Principal
                                      Accounting
                                      Officer and
                                      Treasurer

        Susan C. Crampton*           Director
-----------------------------------                       March 29, 1996
         SUSAN C. CRAMPTON

       Burton A. Dole, Jr.**         Director
-----------------------------------                       March 29, 1996
        BURTON A. DOLE, JR.

          Edward A. Fox**            Director
-----------------------------------                       March 29, 1996
           EDWARD A. FOX

           Paul E. Gray*             Director
-----------------------------------                       March 29, 1996
           PAUL E. GRAY

        Evelyn E. Handler*           Director
-----------------------------------                       March 29, 1996
         EVELYN E. HANDLER

                                    III-14

            SIGNATURE                      TITLE              DATE

         Kernan F. King*            Director
----------------------------------                       March 29, 1996
          KERNAN F. KING

       Charles M. Leighton*         Director
----------------------------------                       March 29, 1996
       CHARLES M. LEIGHTON

         Thomas J. May**            Director
----------------------------------                       March 29, 1996
          THOMAS J. MAY

        Roy W. Menninger*           Director
----------------------------------                       March 29, 1996
         ROY W. MENNINGER

       Robert E. Schneider*         Director,
----------------------------------   Executive Vice      March 29, 1996
       ROBERT E. SCHNEIDER           President and
                                     Chief Financial
                                     Officer

         Rand N. Stowell*           Director
----------------------------------                       March 29, 1996
         RAND N. STOWELL

     Alexander B. Trowbridge*       Director
----------------------------------                       March 29, 1996
     ALEXANDER B. TROWBRIDGE

          Peter S. Voss*            Director
----------------------------------                       March 29, 1996
          PETER S. VOSS


By:     Anne M. Goggin
   -------------------------------
       ANNE M. GOGGIN, ESQ.

* Executed by Anne M. Goggin on behalf of those indicated pursuant to a Power-of-Attorney filed with Post-Effective Amendment No. 45, filed on April 28, 1994.

** Executed by Anne M. Goggin on behalf of those indicated pursuant to a Power-of-Attorney filed with Post-Effective Amendment No. 46, filed on March 1, 1995.

                                     III-15

                                 EXHIBIT INDEX

                                                                      (PAGE ON
 EXHIBIT                                                              EXECUTED
   NO.                           DESCRIPTION                         COPY ONLY)
 -------                         -----------                         ----------
         Resolutions of The New England Board establishing the
 (b) (1) Fund* ....................................................
     (2) Amended and Restated Rules and Regulations of the Fund++..
     (3) Form of Safekeeping Agreement*** .........................
         and Custodian Fee Schedule+ ..............................
     (4) Form of Advisory Agreement##..............................
     (5) Form of Distribution Agreement***.........................
     (6) Form of Variable Annuity Contracts***.....................
         (i)Form of Endorsement: Tax-Sheltered Annuity# ...........
         (ii)Form of Endorsement: Individual Retirement Annuity#...
     (7) Form of application**.....................................
         (i)Copy of Certificate of incorporation of Insurance
     (8) Company+++ ...............................................
         (ii)Copy of by-laws of Insurance Company@@................
     (9) None .....................................................
    (10) None .....................................................
    (11) Form of Administrative Agreement*** ......................
    (12) Opinion and Consent of Marie C. Swift, Esq. ..............
    (13) (i)Consent of Coopers & Lybrand L.L.P. ...................
         (ii)Consent of Ropes & Gray...............................
    (14) None .....................................................
    (15) None......................................................
    (16) Schedule of Computation for Performance Quotations ##.....
    (17) Powers of Attorney (Additional Powers ##,++++)............
    (27) Financial Data Schedule...................................

-------
   * Filed with Registration Statement on Form N-8b-1, File No. 811-1930, filed on August 26, 1969.
  ** Filed with Amendment No. 2 to the Registration Statement on Form N-8b-1,
     File No. 811-1930, filed on November 30, 1970.
 *** Filed with Amendment No. 1 to the Registration Statement on Form N-8b-1,
     File No. 811-1930, filed on September 30, 1970.
   + Filed with Post-Effective Amendment No. 21 to the Registration Statement
     on Form N-1, File No. 2-34420, filed on January 24, 1980.
 +++ Filed with Post-Effective Amendment No. 34 to the Registration Statement
     on Form N-3, File No. 2-34420, filed on April 30, 1986.
   # Filed with Post-Effective Amendment No. 40 to Registration Statement on
     Form N-3, File No. 2-34420, filed on April 24, 1989.
  @@ Filed with Post-Effective Amendment No. 43 to Registration Statement on
     Form N-3, File No. 2-34420, filed on April 30, 1992.
  ## Filed with Post-Effective Amendment No. 45 to Registration Statement on
     Form N-3, File No. 2-34420, filed on April 28, 1994.
++++ Filed+with Post-Effective Amendment No. 46 to Registration Statement on
     Form N-3, File No. 2-34420, filed on March 1, 1995.
  ++ Filed with Post-Effective Amendment No. 47 to the Registration Statement on Form N-3, File No. 2-34420, filed on April 28, 1995.

                                       1